UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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Allegiance Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 13, 2020

Dear Fellow Shareholder:

On behalf of our board of directors, I invite you to attend the 2020 Annual Meeting of Shareholders to be held at The Houstonian Hotel at 111 North Post Oak Lane, Houston, Texas 77024 on Thursday, April 23, 2020, at 1:30 p.m., Central Time.

The purposes of the meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. Additionally, we will review our operating results for 2019 and discuss our thoughts on the year ahead.

Whether or not you plan to attend the meeting, it is important that your shares be represented. Please take a moment to complete, date, sign and return the enclosed proxy card as soon as possible, or use Internet or telephone voting according to the instructions on the proxy card. You may also attend and vote in person at the meeting.

We appreciate your continued support of our company and look forward to seeing you at the 2020 Annual Meeting.

Sincerely,

George Martinez
Chairman of the Board

8847 West Sam Houston Parkway, N., Suite 200

Houston, Texas 77040

(281) 894-3200

______________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

______________________________

To the shareholders of Allegiance Bancshares, Inc.:

The 2020 Annual Meeting of Shareholders (the "annual meeting") of Allegiance Bancshares, Inc. (the "Company") will be held on Thursday, April 23, 2020, at 1:30 p.m., Central Time, at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024 for the following purposes:

1.

To elect four (4) Class II directors to serve on the board of directors of the Company until the Company’s 2023 annual meeting of shareholders, and until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal;

2.	To approve an amendment to the Allegiance Bancshares, Inc. Certificate of Formation to remove the plurality voting standard for the election of directors;
3.	To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020; and
4.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on February 28, 2020, will be entitled to receive notice of and to vote at the annual meeting. For instructions on voting, please refer to the enclosed proxy card or voting information form. A list of shareholders entitled to vote at the annual meeting will be available for inspection by any shareholder at the principal office of the Company during ordinary business hours for a period of ten days prior to the annual meeting. This list also will be available to shareholders at the annual meeting.

In accordance with the "Notice and Access" rules adopted by the U.S. Securities and Exchange Commission, we have elected to provide our shareholders access to our proxy materials by posting such documents on the Internet. Accordingly, on March 13, 2020, an Important Notice Regarding the Availability of Proxy Materials ("notice of availability") was mailed to the holders of our common stock as of the close of business on the record date. Shareholders have the ability to access the proxy materials on the website referenced in the notice of availability, or to request that a printed set of proxy materials be sent to them, by following the instructions on the notice of availability.

Your Vote is Important

Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

George Martinez
Chairman of the Board

Houston, Texas

March 13, 2020

i

8847 West Sam Houston Parkway, N., Suite 200

Houston, Texas 77040

______________________________

PROXY STATEMENT FOR

2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 23, 2020

______________________________

Unless the context otherwise requires, references in this proxy statement to "we," "us," "our," "our company," the "Company" or "Allegiance" refer to Allegiance Bancshares, Inc., a Texas corporation, and its consolidated subsidiaries as a whole; references to the "Bank" refer to Allegiance Bank, a wholly-owned subsidiary of Allegiance Bancshares, Inc. In addition, unless the context otherwise requires, references to "shareholders" are to the holders of outstanding shares of our common stock, par value $1.00 per share (the "common stock").

The board of directors of Allegiance Bancshares, Inc. (the "board") is soliciting proxies to be used at the 2020 annual meeting of shareholders of the Company to be held on Thursday, April 23, 2020 at 1:30 p.m., Central Time, at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas, 77024 and any adjournments or postponements thereof (the "annual meeting"). This notice is first being sent to shareholders on or about March 13, 2020. You should read carefully the proxy materials in their entirety before voting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, APRIL 23, 2020.

We are pleased to provide access to our proxy materials on the Internet. This Proxy Statement for the 2020 Annual Meeting of Shareholders and our 2019 Annual Report to Shareholders are available at our proxy materials website at www.investorvote.com/ABTX. This website does not use any functions that identify you as a visitor to the website, and thus protects your privacy.

You have the option to vote and submit your proxy by the Internet. If you have Internet access, we encourage you to record your vote by the Internet. We believe it will be convenient for you, and it saves postage and processing costs. In addition, when you vote by the Internet, your vote is recorded immediately, and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. Submitting your proxy by the Internet or telephone will not affect your right to vote in person if you decide to attend the annual meeting.

Pursuant to the rules promulgated by the Securities and Exchange Commission (the "SEC"), the Company is providing proxy materials to its shareholders on the Internet. You will not receive a printed copy of the proxy materials unless you specifically request to receive one. The Important Notice Regarding the Availability of Proxy Materials ("notice of availability") will instruct you as to how you may access and review all of the important information contained in the proxy materials. The notice of availability also instructs you as to how you may submit your proxy by the Internet. You may access the following information under the Investor Relations section of the Company's website at www.allegiancebank.com:

•	Notice of Annual Meeting of Shareholders to be held on Thursday, April 23, 2020;
•	Proxy Statement for 2020 Annual Meeting of Shareholders;
•	Form of Proxy; and
•	Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your shares of common stock. If you designate someone as your proxy in a written document, that document is also called a "proxy" or a "proxy card."

Why did I receive an "Important Notice Regarding the Availability of Proxy Materials" but no proxy materials?

We have chosen to distribute our proxy materials to shareholders via the Internet under the "Notice and Access" approach permitted by rules of the SEC. This approach conserves resources and reduces our distribution costs, while providing you a timely and convenient method of accessing the materials and voting. On or before March 13, 2020, we mailed a notice of availability to shareholders, containing instructions on how to access the proxy materials on the Internet and to vote your shares by the Internet or by telephone. You will not receive a printed copy of the proxy materials unless you request one. If you would like to receive a printed copy of our proxy materials, including a printed proxy card on which you may submit your vote by mail, then you should follow the instructions for obtaining a printed copy of our proxy materials contained in the notice of availability.

When and where will the annual meeting be held?

The annual meeting is scheduled to take place at 1:30 p.m., Central Time, on Thursday, April 23, 2020, at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024.

What is the purpose of the annual meeting?

At the 2020 annual meeting, shareholders will act upon the matters outlined in the notice, including the following:

1.

To elect four (4) Class II directors to serve on the board of directors of the Company until the Company’s 2023 annual meeting of shareholders, and until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal;

2.	To approve an amendment to the Allegiance Bancshares, Inc. Certificate of Formation to remove the plurality voting standard for the election of directors (the “Charter Amendment”);
3.	To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020; and
4.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Who are the nominees for directors?

The following five persons have been nominated by the board for election as Class II directors of the Company:

Denise Castillo-Rhodes	Thomas A. Reiser
Robert Ivany	Janet S. Wong
George Martinez

On February 7, 2020, Mr. Reiser notified the board of his decision not to stand for re-election at the annual meeting. As such, Mr. Resier’s name will not appear on the slate of directors to be elected at the annual meeting.

Who is entitled to vote at the annual meeting?

The holders of record of the outstanding shares of common stock on February 28, 2020, which is the date that the board has fixed as the record date for the annual meeting (the "record date"), are entitled to vote at the annual meeting. The record date is established by the board as required by the Company’s bylaws and Texas law. On the record date, 20,337,247 shares of common stock were outstanding.

How do I vote?

You may vote using any of the following methods:

•	By Internet: You can vote by the Internet at www.investorvote.com/ABTX by following the instructions in the notice of availability or on the proxy card.
•	By Telephone: You can vote over the telephone by following the instructions in the notice of availability or on the proxy card.
•

By Mail:  If you have requested or received a proxy or voting instruction card by mail, you can vote by completing, signing and dating the accompanying proxy or voting instruction card and returning it in the prepaid envelope. If you are a shareholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by our board.

•

At the Annual Meeting: Shareholders who attend the annual meeting may vote in person at the annual meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the annual meeting.

The Company must receive your vote no later than the time the polls close for voting at the annual meeting for your vote to be counted at the annual meeting. Please note that Internet voting will close at 1:00 a.m., Central Time, on April 23, 2020.

Voting your shares by proxy will enable your shares of common stock to be represented and voted at the annual meeting if you do not attend the annual meeting and vote your shares in person. By following the voting instructions in the materials you receive, you will direct the designated persons (known as "proxies") to vote your common stock at the annual meeting in accordance with your instructions. The board has appointed Steven F. Retzloff and Ramon A. Vitulli, III to serve as the proxies for the annual meeting. If you vote by the Internet or telephone, you do not have to return your proxy or voting instruction card.

If your shares of common stock are held in "street name," your ability to vote by the Internet depends on your broker’s voting process. When your shares are held in a brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in "street name." The notice of availability has been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instruction card or by following its instructions for voting by telephone or by the Internet.

To vote the shares that you hold in "street name" in person at the annual meeting, you must bring a legal proxy from your broker, bank or other nominee, (1) confirming that you were the beneficial owner of those shares as of the close of the record date; (2) stating the number of shares of which you were the beneficial owner that were held for your benefit at that time by that broker, bank or other nominee; and (3) appointing you as the record holder’s proxy to vote the shares covered by that proxy at the annual meeting.

Can I vote my shares by filling out and returning the notice of availability?

No. The notice of availability will, however, provide instructions on how to vote over the telephone or by the Internet, or by requesting and returning a signed paper proxy card or voting instruction card, as applicable, or submitting a ballot at the annual meeting.

What are the voting rights of the shareholders?

The holders of at least a majority of the outstanding shares of common stock on the record date must be represented at the annual meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. Each record holder of shares of common stock is entitled to one vote for each share of common stock registered, on the record date, in such holder’s name on the books of the Company on all matters to be acted upon at the annual meeting. The Company’s certificate of formation prohibits cumulative voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to the approval of the Charter Amendment (Proposal 2) and to the ratification of the appointment of Crowe LLP as our independent registered public accounting firm

(Proposal 3). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of directors to the board (Proposal 1).

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the annual meeting. Votes for each proposal will be tabulated separately.

What are the board’s recommendations on how I should vote my shares?

The board recommends that you vote your shares as follows:

Proposal 1 – FOR the election of each nominee for director.

Proposal 2 – FOR the Charter Amendment.

Proposal 3 – FOR the ratification of the appointment of Crowe LLP.

How will my shares be voted if I return a signed and dated proxy card, but don’t specify how my shares will be voted?

If you are a "street name" holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares in the election of directors (Proposal 1), but will have discretion to vote on the approval of the Charter Amendment (Proposal 2) and the ratification of the appointment of Crowe LLP (Proposal 3).

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in accordance with the board’s recommendations.

What are my choices when voting?

In the election of directors, you may vote for all director nominees or you may withhold your vote as to one or more director nominees. With respect to the proposals to approve the Charter Amendment and to ratify the appointment of Crowe LLP, you may vote for the proposal, against the proposal or abstain from voting on the proposal.

May I change my vote after I have submitted my proxy card?

Yes. Regardless of the method used to cast a vote, if you are a record holder, you may change your vote by:

•

delivering to the Company prior to the annual meeting a written notice of revocation addressed to: Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040, Attn: Shanna Kuzdzal;

•	delivering a valid, later-dated proxy, or a later-dated vote by telephone or by the Internet, in a timely manner;
•

logging onto the Internet website specified on your notice of availability, proxy card or voting instruction card in the same manner you would to submit your proxy electronically or by calling the telephone number specified on your proxy card or voting instruction card, in each case if you are eligible to do so and following the instructions indicated on the notice of availability, proxy card or voting instruction card; or

•	attending the annual meeting and voting in person, and any earlier proxy will be revoked. However, simply attending the annual meeting without voting will not revoke your proxy.

If your shares are held in "street name" and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank or other nominee holding your shares in "street name" in order to direct a change in the manner your shares will be voted.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the four Class II director nominees who receive the most votes from the holders of the outstanding shares of common stock for their election will be elected—i.e., the affirmative vote of the holders of a plurality of the votes cast at the annual meeting is required for the election of the director nominees (Proposal 1). The Charter Amendment (Proposal 2) requires the affirmative vote of the holders of two-thirds of the outstanding shares of Allegiance common stock. Assuming the presence of a quorum, the ratification of Crowe LLP’s appointment as the Company’s independent registered public accounting firm (Proposal 3) requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting.

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining the presence or absence of a quorum. A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees. Because the approval of the Charter Amendment and the ratification of the appointment of the independent registered public accounting firm are each considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with the proposal to approve the Charter Amendment and the proposal to ratify the appointment of Crowe LLP as the Company's independent registered accounting firm. Any abstentions will have the effect of a vote against the proposal to approve the Charter Amendment and the proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

The board is asking for your proxy, and we will pay all of the costs of soliciting shareholder proxies. In addition to the solicitation of proxies via mail, our officers, directors and employees may solicit proxies personally or by other means of communication, without being paid additional compensation for such services. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the proxy materials to beneficial owners of common stock.

Are there any other matters to be acted upon at the annual meeting?

Management does not intend to present any business at the annual meeting for a vote other than the matters set forth in the notice, and management has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter properly presented at the annual meeting. If other matters requiring a vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company will publish the voting results in a current report on Form 8-K, which will be filed with the SEC within four business days following the annual meeting.

How can I communicate with the board?

To communicate with the board, shareholders or other interested parties should submit their comments by sending written correspondence via mail or courier to Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040, Attn: Shanna Kuzdzal; or via email at ir@allegiancebank.com. Communications will be sent directly to the specific director or directors of the Company indicated in the communication or to all members of the board if not specified.

PROPOSAL 1. ELECTION OF DIRECTORS

Classification of the Company’s Directors

In accordance with the terms of the Company’s certificate of formation, the Company’s board is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms as follows:

•

The Class I directors are John Beckworth, Matthew H. Hartzell, Umesh (Mike) Jain, Frances H. Jeter and Roland L. Williams, and their terms will expire at the annual meeting of shareholders to be held in 2022.

•	The Class II directors are Robert Ivany, George Martinez, Robert E. McKee III, David B. Moulton and Thomas A. Reiser, and their terms will expire at the 2020 annual meeting.
•

The Class III directors are William S. Nichols III, Steven F. Retzloff, Raimundo Riojas E., Fred S. Robertson, Ramon A. Vitulli, III and Louis A. Waters Jr., and their terms will expire at the annual meeting of shareholders to be held in 2021.

Election Procedures; Term of Office

The Corporate Governance and Nominating Committee has recommended to the board, and the board has approved, the nomination of Robert Ivany, George Martinez and Thomas A. Reiser to fill three of the five expiring Class II director positions. Neither Robert E. McKee nor David B. Moulton will stand for re-election at the annual meeting, and the Corporate Governance and Nominating Committee has recommended to the board, and the board has approved, the nomination of Denise Castillo-Rhodes and Janet S. Wong to fill the vacancies.

On February 7, 2020, Mr. Reiser notified the board of his decision not to stand for re-election at the annual meeting. As such, Mr. Resier’s name will not appear on the slate of directors to be elected at the annual meeting.

The four Class II nominees, if elected at the annual meeting, will serve until the annual meeting of shareholders in 2023. Upon recommendation by the Corporate Governance and Nominating Committee, the board decided to reduce the size of the board by one from 17 to 16 in January 2020. Accordingly, if the four Class II director nominees are elected at the annual meeting, the composition of the board of directors will be five Class I directors, five Class II directors (with one vacancy) and six Class III directors.

The affirmative vote of a plurality of the votes cast at an annual meeting at which a quorum is present is required for the election of each of the nominees for director. This means that the four Class II director nominees who receive the most votes from the holders of the outstanding shares of common stock for their election at this year’s annual meeting will be elected.

Unless the authority to vote for the election of directors is withheld as to one or more of the nominees, all shares of common stock represented by proxy will be voted FOR the election of the nominees. If the authority to vote for the election of directors is withheld as to one or more but not all of the nominees, all shares of common stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, as to whom such authority is not withheld.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the board. Except for Mr. Reiser, the board has no reason to believe that any nominee will be unavailable to serve as a director, and all of the nominees have consented to being named herein and to serve if elected.

Nominees for Election

The following table sets forth certain information with respect to the Company’s Class II director nominees. The business address for all of these individuals is 8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040:

Name	Age	Position with the Company and the Bank	Director Since
Denise Castillo-Rhodes	59	Class II Director Nominee of the Company	—
Robert Ivany	73	Class II Director of the Company	2017
George Martinez	78	Class II Director and Chairman of the Company; Director and Vice Chairman of the Bank	2007
Janet S. Wong	61	Class II Director Nominee of the Company	—

The following is a brief discussion of the business and banking background and experience of our director nominees.

Denise Castillo-Rhodes.  Denise Castillo-Rhodes is a Class II director nominee to serve on our board. Since 2008, Ms. Castillo-Rhodes has served as Executive Vice President and Chief Financial Officer of Texas Medical Center, where she oversees accounting, finance, billing and collections and tax compliance. Ms. Castillo-Rhodes serves on several boards, including The University of St. Thomas High School, American Heart Association, Medical Bridges and the Greater Houston Women’s Chamber of Commerce. She also serves as a Trustee for the City of Houston’s Municipal Employee Pension System. Ms. Castillo-Rhodes holds a Bachelor of Business Administration from the University of Texas at El Paso, where she is a Gold Nugget honorary alumnus, and a Masters of Business Administration from the University of St. Thomas Cameron School of Business, where she is a Distinguished Alumnus. Ms. Castillo-Rhodes is a certified public accountant and a member of the American Institute of Certified Accountants, the Texas Society of Certified Public Accountants and the Houston Chapter of Certified Public Accountants. In 2016, Ms. Castillo-Rhodes was named Houston Business Journal Non-Profit Business Woman of the Year and also was named one of the Top 100 Women to Watch in America. In 2017, she was honored as an Outstanding Woman in Banking and Finance. Ms. Castillo-Rhodes’ professional experience as a financial executive and other leadership experience qualify her to provide pertinent guidance to the board, as well as the Audit Committee.

Robert Ivany. Robert Ivany joined our board in July 2017. Dr. Ivany recently retired as President of the University of St. Thomas, a position he held since 2004 and now serves as President Emeritus. Prior to his tenure, Dr. Ivany served as an adjunct professor in Executive Education at the Graduate School of Business at Columbia University. Dr. Ivany's background also includes a distinguished career in the military culminating in the rank of Major General, service as the Army Aide to President Reagan and Commandant of the U.S. Army War College. Dr. Ivany sits on the board of the Duchesne Academy of the Sacred Heart. He also served on the Mutual of America Capital Management Corporation Board of Directors from 2004 to 2009. He earned a Bachelor of Science degree from the U.S. Military Academy and a Ph.D. from the University of Wisconsin in Madison in European History. Dr. Ivany presently teaches leadership to executives as a faculty member with the Thayer Leader Development Group at West Point. His leadership ability and experience working with the younger generation, as well as his involvement with Houston philanthropic and veterans organizations, qualify him to serve on our board.

George Martinez.  George Martinez is one of the organizers of the Bank and has been the Chairman of our board since 2008. He assumed the role of Vice Chairman of the Bank on January 1, 2020. Mr. Martinez served as Chief Executive Officer of the Company and the Bank from the formation of each through 2019. Mr. Martinez began his banking career in 1974 as the co-founder of Sterling Bank, where he served as an Executive Vice President from 1974 to 1980, and then as Chief Executive Officer of Sterling Bancshares, Inc. a publicly traded multi-billion dollar financial institution, from 1980 to 2001 and as Chairman from 1992 to 2004. From 1998 to 2008, Mr. Martinez served as President of Chrysalis Partners, LLC, an executive leadership consulting firm. He currently serves on the Board of Directors of Cornerstone Building Brands, Inc. (NYSE: CNR) and Landmark Worldwide Enterprises, Inc. Mr. Martinez received a Bachelor of Business Administration and Economics degree from Rice University. With over 50 years of business experience, Mr. Martinez’s significant leadership skills and extensive experience in community banking qualify him to serve on our board and as our Chairman.

Janet S. Wong.  Janet S. Wong is a Class II director nominee to serve on our board. Ms. Wong is a licensed Certified Public Accountant and has more than 30 years of public accounting experience. She is a retired partner with KPMG, an international professional services firm, where she has extensive industry experience in technology, manufacturing, financial services and consumer products. Since January 2013, Ms. Wong has served as a National Executive Advisor for Ascend, a nonprofit professional organization that enables its members, corporate partners and the community to realize the leadership potential of Asians in global corporations. At Ascend, Ms. Wong leads the largest network of Asian corporate board directors serving U.S. boards and facilitates leadership programs to Fortune 500 and professional services companies throughout the U.S. In 2015, she was elected to the Board of Directors of Enviva Partners (NYSE: EVA) and also serves as the Audit Committee Chair. In addition, she is on the Board of Trustees for the Computer History Museum, the Louisiana Tech University Foundation Board and the College of Business Advisory Board and the Executive Leadership Cabinet of Texas Children's Hospital. She holds a Master of Professional Accountancy from Louisiana Tech University and a Master of Taxation from Golden Gate University. Ms. Wong's audit expertise and her professional and leadership experience qualify her to serve on our board, as well as on the Audit and the Corporate Governance and Nominating Committees.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Company’s Class I and Class III directors whose terms of office do not expire at the annual meeting, and the executive officers of the Company who are not also a director. The business address for all of these individuals is 8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040.

Name	Age	Position with the Company and the Bank
Directors:
John Beckworth	62	Class I Director of the Company
Matthew H. Hartzell	61	Class I Director of the Company; Director of the Bank
Umesh (Mike) Jain	63	Class I Director of the Company; Director of the Bank
Frances H. Jeter	63	Class I Director of the Company
William S. Nichols, III	68	Class III Director of the Company; Director of the Bank
Steven F. Retzloff	64	Class III Director and Chief Executive Officer of the Company; Director and Chairman of the Board of the Bank
Raimundo Riojas E.	79	Class III Director of the Company
Fred S. Robertson	70	Class III Director of the Company; Director of the Bank
Ramon A. Vitulli, III	51	Class III Director and President of the Company; Director and Chief Executive Officer of the Bank
Louis A. Waters Jr.	53	Class III Director of the Company
Roland L. Williams	69	Class I Director of the Company

Executive officers who are not also directors:
Okan I. Akin	49	Executive Vice President and Chief Risk Officer of the Company; Director, President and Chief Risk Officer of the Bank
Paul P. Egge	41	Executive Vice President and Chief Financial Officer of the Company and the Bank
Shanna Kuzdzal	40	Executive Vice President, General Counsel and Secretary of the Company and the Bank

The following is a brief discussion of the business and banking background and experience of our continuing directors and executive officers. All officers of the Company are elected by the board and serve at the discretion of the board.

John Beckworth.  John Beckworth has served on our board since 2009. Mr. Beckworth practiced law in Houston for thirty years from 1983 until 2013. He was an associate and partner at Fulbright & Jaworski LLP before leaving to start his own law firm in 1994. In 2013, Mr. Beckworth left his full-time law practice in Houston to become an Associate Dean at The University of Texas School of Law in Austin. In 2018, Mr. Beckworth stepped down from his associate dean position and continues to work in the law school at present as a lecturer. Also in 2018, Mr. Beckworth became affiliated as “of counsel” at Jackson Walker, LLP in Austin. He has served as a trustee of The University of Texas Law School Foundation, and he is a former President and Chairman of the Board of The University of Texas Ex Students Association. He is a member of the Texas and American Bar Associations. He is a past Chairman of the Board of Trustees of the Kinkaid School in Houston, and he is a current director of the Texas Cultural Trust and the LBJ Foundation. Mr. Beckworth also operates family ranching, oil and gas and investment interests. Mr. Beckworth received Bachelor of Arts and Juris Doctor degrees from The University of Texas at Austin and The University of Texas School of Law. In 2017, Mr. Beckworth became a National Association of Corporate Directors (“NACD”) board leadership fellow. As an experienced attorney and administrator, Mr. Beckworth provides service to the board and management as Chairman of the Corporate Governance and Nominating Committee and as a member of the Compensation Committee.

Matthew H. Hartzell. Matthew H. Hartzell has served on our board since our acquisition of Independence Bank in 2013. Prior to the acquisition, Mr. Hartzell served Independence Bank as the Vice Chairman of the Board, as the Chair of both the IT Committee and the Compensation Committee, and as a member of the Executive Committee, having served on that board over ten years. Mr. Hartzell currently serves as Chief Administrative Officer of N.F. Smith & Associates, L.P., an independent distributor of computer hardware components, and previously served as their Chief Operating Officer. For the past 20 years, he has also served as General Counsel of Valid Management, LLC, one of the holdings in N.F. Smith’s diversified portfolio of technology businesses. Prior to joining Valid Management, Mr. Hartzell was a commercial lawyer with Hirsch & Westheimer, P.C., for more than a decade. Since 2010, he served as a member of the SAE G-19 Committee, a committee dedicated to promulgating standards for the mitigation of counterfeit parts in electronic part purchasing. Mr. Hartzell served many years on the board of the Woodlands Heights Civic Association. He received a Bachelor of Arts degree from St. John’s College, Annapolis, Maryland and a Juris Doctorate from the University of Houston. Mr. Hartzell’s extensive legal experience and business skills qualify him to serve on our board. Mr. Hartzell understands computer technology and applications, which enables him to provide valuable insight and guidance as the Chairman of the Bank’s Information Technology Committee. Given the existence of cyber-security risks in the industry, his IT and general business skillsets also make him a valued member of the Enterprise Risk Management Committee.

Umesh (Mike) Jain. Umesh (Mike) Jain was elected to serve on our board in February 2016. Mr. Jain has been a Certified Public Accountant in Houston since 1982. Mr. Jain founded Jain and Jain, P.C., Accountants and Tax Consultants in 1986, which provides assurance and tax services primarily for privately held businesses with revenues up to $150 million. Mr. Jain also founded Pi Capital Partners, LLC, a private equity firm. Mr. Jain served as a Director of Horizon Capital Bank from 2002 to 2005, which was acquired by Frost Bank in 2005. In addition, Mr. Jain served as a Director of Bank of Houston from March 2006 until it was acquired by Independent Bank in April 2014. While with Bank of Houston, Mr. Jain served as Chairman of the Audit Committee and as a member of its Loan, Merger and Acquisition, Governance and Compensation Committees. Mr. Jain is a member of the Lieutenant Governor’s Advisory Board and was appointed in October 2017 to the Texas Office of Small Business Assistance Advisory Task Force. Mr. Jain was a Board member of the University of St. Thomas and served as the Chairman of the Audit Committee. Upon his addition to the board, Mr. Jain became an active and valuable member of the Audit Committee through his extensive experience as a Certified Public Accountant and previous audit committee experience.

Frances H. Jeter. Frances H. Jeter has served on our board since 2014. She has more than 25 years of experience in marketing, public affairs and business and nonprofit management. Ms. Jeter is a Managing Director and head of the Houston office for Sard Verbinnen & Co., a strategic communications firm. Ms. Jeter previously served as Group Vice President of Internal and External Affairs for Spectra Energy. Before joining Spectra Energy, Ms. Jeter served as Chief Marketing Officer for Bracewell & Giuliani LLP and served as Vice President of Public Affairs for Duke Energy Gas Transmission, a predecessor company of Spectra Energy. She is a Life Trustee and a past Chair of the Board of Trustees of the Kinkaid School in Houston and a former Trustee of The Hockaday School in Dallas. She is the founding Chair of Houston’s The Fay School and is also a former member of the Board of Directors of the Greater Houston Community Foundation and St. Luke’s Episcopal Health Charities, among several other non-profit organizations. Ms. Jeter received a Bachelor of Arts degree from the University of North Carolina at Chapel Hill. Her extensive experience in the public company arena is leveraged to assist the organization in all areas of marketing and public relations. Her attention to detail and working knowledge of corporate and board governance matters are well-suited to her participation on the board and Corporate Governance and Nominating Committee.

William S. Nichols, III. William (Nick) S. Nichols is one of the organizers of the Bank and has served on our board since 2008 and the board of the Bank since 2007. Mr. Nichols retired in 2017 as the President of Suncor Companies, LLC, a real estate development company that primarily focuses on the development of freestanding retail facilities throughout the United States. From 1974 to 1984, he worked as an audit principal at Ernst & Young. He has held numerous board appointments, including advisory director at Community Bank, Katy, Texas. Additionally, he is the founder and director of the Nichols Foundation, a foundation to provide college scholarships to students on a need basis. He also serves on the development council of the Mays Business School at Texas A&M University. Mr. Nichols is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants. He received a Bachelor of Business Administration degree from Texas A&M University. Mr. Nichols’ understanding of the Houston business market and leadership experience qualify him to serve on our board. Mr. Nichols makes good use of both his experience in the real estate industry and as a CPA as he contributes by serving as a director of the Bank. He also provides informed guidance as a member of the Compensation Committee and as the Chairman of the Audit Committee.

Steven F. Retzloff. Steven F. Retzloff is one of the organizers of the Bank and became Chief Executive Officer of the Company in 2020 after serving as our President from 2008 through 2019. Mr. Retzloff serves as Chairman of the Bank, a position he has held since 2007. Mr. Retzloff has over 39 years of business experience and 30 years of Houston Banking experience. Mr. Retzloff served as a director of Sterling Bancshares, Inc., a publicly traded multi-billion dollar financial institution, and Sterling Bank from 1987 to 2006, including terms as Chairman of the board of Sterling Bancshares from 1990 to 1992 and from 2004 to 2005. He is currently Chairman and Chief Executive Officer of Retzloff Industries, Inc. and is an advisory director to Pharos Capital Partners III. Prior to co-founding Allegiance Bank, Mr. Retzloff owned and managed Travis Body & Trailer, Inc., a nationwide manufacturer of specialized truck trailers. His past work experience also includes General Motors, Bristol Myers and Retzloff Capital Corporation. Mr. Retzloff received an Industrial Engineering degree from The Georgia Institute of Technology and a Master of Business Administration degree (with distinction) from the Babcock Graduate School of Management at Wake Forest University. Mr. Retzloff currently serves as a director of the Independent Bankers Association of Texas, Faith in Practice and The Open Door Mission. He is also a Vice President of the Kinkaid School Investments Foundation and previously served as trustee of Pines Presbyterian Church and on the advisory board for the Mays School Banking Program at Texas A&M University and Fuller Texas School of Theology. Mr. Retzloff’s significant experience as a director and officer of community banks and his extensive leadership skills qualify him to serve on our board.

Raimundo Riojas E. Raimundo Riojas has served on our board since 2012. Mr. Riojas is the President of Duwest, Inc., which is engaged in the production and distribution of crop protection products and the manufacture of industrial and automotive coatings. Mr. Riojas presently manages a group of companies in Central America, Colombia and the Caribbean. From 1994 to 2011, he served as a director of Sterling Bancshares, Inc. He has also served as a director of The American Brahman Breeders Association from 1996 through February 2015. Mr. Riojas received a Chemical Engineering degree from Texas A&M University. Mr. Riojas’ international business experience and relationships in the banking industry qualify him to serve on our board and the Compensation Committee.

Fred S. Robertson. Fred S. Robertson has served on our board since 2011. Mr. Robertson has over 30 years of experience overseeing institutional and retail investments. He has managed fixed income investments and designed extensive quantitative models for bond management. For the past five years, Mr. Robertson has been managing his personal investments. Mr. Robertson holds a number of non-profit board appointments and volunteers with many organizations in Houston. Mr. Robertson received a Bachelor of Science from Cornell University and a Masters of Business Administration in finance from The College of William and Mary. Mr. Robertson’s significant experience in the banking industry and leadership skills qualify him to serve on our board. Mr. Robertson utilizes his knowledge of investment and fund management as Chair of the Bank's ALCO Committee. His financial expertise provides additional benefit to the Company as he serves as a director of the Bank, as Chairman of the Compensation Committee and as Chairman of the 401K Committee.

Ramon A. Vitulli, III. Ramon A. Vitulli, III became President of the Company and Chief Executive Officer of the Bank in 2020 after serving as Executive Vice President of the Company since 2014 and as President of the Bank from 2013 through 2019 and Bank Office President from 2007 to 2013. He has served on our board since 2014 and has been a director of the Bank since 2008. Mr. Vitulli has over 25 years of banking experience. He started his career as a loan review examiner at Charter National Bank in Houston and worked as a senior credit analyst and later as bank manager for Charter until his move to Sterling Bank in 1996. Mr. Vitulli previously was the Market Chief Executive Officer at Sterling Bank, where he managed various bank offices in northwest Houston. He presently serves as a director for the Texas Bankers Association and on the St. Pius X High School Foundation and School Board and is a current member of the Texas Finance Committee, the CHRISTUS Foundation for HealthCare Board and the Limited Partner Advisory Board of Bluehenge Capital Partners. Mr. Vitulli received a Bachelor of Business Administration degree in finance from The University of Texas at Austin. Mr. Vitulli’s considerable business experience, and in particular his considerable experience in community banking, qualifies him to serve on our board.

Louis A. Waters Jr. Louis A. Waters Jr. joined our board in October 2018 in connection with our acquisition of Post Oak Bancshares, Inc., where he was a director of both Post Oak Bancshares, Inc. and Post Oak Bank, N.A. since 2005. Mr. Waters currently serves as President of Waters Group Houston, a private investment company that he founded in 1990; President of FloodBreak Automatic Floodgates, a manufacturer of flood protection systems for commercial and residential applications that he founded in 2001; and Chairman of PV Rentals. Leasing and Sales, a provider of specialty automobile, van and truck rentals in the Greater Houston area, since 2011. Mr. Waters currently serves as a director of Edgeworth Construction Products LLC, as well as Bandera Corridor Conservation Bank, and has previously successfully built and sold several other operating companies. Mr. Waters received a Bachelor of Science in mechanical engineering from Rice University and a Master of Business Administration from INSEAD. The entrepreneurial, small business and banking experience that Mr. Waters brings to our organization qualify him to serve on our board.

Roland L. Williams. Roland L. Williams joined our board in October 2018 in connection with our acquisition of Post Oak Bancshares, Inc., where he was the Chairman, President and Chief Executive Officer of both Post Oak Bancshares, Inc. and Post Oak Bank, N.A. He previously served as Executive Vice Chairman of Allegiance Bank until his retirement in September 2019. Mr. Williams was a founding member of Post Oak Bank and has over 40 years of banking experience. Prior to founding Post Oak Bank, Mr. Williams served as Chairman, President and Chief Executive Officer of Langham Creek National Bank and Market Chief Executive Officer of SouthTrust Bank. In addition, Mr. Williams previously served as a member of the Federal Reserve Bank of Dallas Community Depository Institutions Advisory Council and a board member for the Texas Bankers Association. Mr. Williams has also served as an advisory board member and board member of Outreach Center of West Houston and on the Bauer College of Business Banking Certificate Board Committee at the University of Houston. Mr. Williams received a Bachelor of Science degree in business administration from McNeese State University in Lake Charles, Louisiana, and graduated from the Southwestern Graduate School of Banking at Southern Methodist University. Mr. Williams’ extensive business experience in the community banking industry qualifies him to serve on our board.

Executive Officers Who Are Not Also Directors

Okan I. Akin.  Okan I. Akin joined the Bank as a director and Regional President and Deputy Chief Credit Officer in 2013 in connection with our acquisition of Independence Bank, N.A., where he was the President and CEO. Mr. Akin became Executive Vice President and Chief Risk Officer of the Company and the Bank in January 2019 after serving over three years as the Executive Vice President and Chief Administrative Officer of the Bank. Mr. Akin added the role of President of the Bank in January 2020. Mr. Akin has more than 20 years of community banking experience focused exclusively in the Houston market. He is a co-founder and director of the Turkish American Association for Business. Mr. Akin received a Master of Business Administration and a Bachelor of Business Administration degree in finance from the University of Houston.

Paul P. Egge. Paul P. Egge joined us as Executive Vice President and Chief Financial Officer of the Company and the Bank in 2016. Mr. Egge has over 15 years of financial services experience, predominantly as an investment banker focused on providing strategic and capital markets advisory services to banks and specialty finance companies. Prior to joining the Company, he served as Director of Capital Planning and Corporate Development for Cadence Bank. Prior to joining Cadence, Mr. Egge was a senior investment banker at Robert W. Baird & Co Incorporated, where he played a leadership role in our initial public offering as well as our 2015 acquisition of Enterprise Bank. Mr. Egge graduated cum laude with a Bachelor of Arts degree in Economics and Finance from The College of William and Mary and holds a Master of Business Administration from the Kellogg School of Management at Northwestern University.

Shanna Kuzdzal. Shanna Kuzdzal joined us as Executive Vice President and General Counsel of the Company and the Bank in February 2017 and became Secretary in April 2017. Ms. Kuzdzal has more than 15 years of legal experience during which her practice has focused on community banking in Texas with a concentration in the corporate area including capital markets and mergers and acquisitions. Prior to joining Allegiance, she served as Senior Vice President and Associate General Counsel at Prosperity Bank from 2014 to 2017. Prior to joining Prosperity, she was an attorney at Bracewell LLP, where she represented financial institutions in corporate matters, which included the organization of the Company in 2008 and our acquisition of Independence Bank. She received a Bachelor of Arts degree in biochemistry and biology from Rice University and graduated with honors with a Juris Doctorate from The University of Texas School of Law. Ms. Kuzdzal currently serves as Vice President of the Southwest Association of Bank Counsel.

BOARD AND COMMITTEE MATTERS

Board Meetings

Our board met four times during 2019 (including regularly scheduled and special meetings). During 2019, each director attended at least 75% or more of the aggregate of (i) the total number of meetings of the board (held during the period for which he or she was a director) and (ii) the total number of meetings of all committees of the board on which he or she served (during the period that he or she served).

Director Attendance at Annual Meeting

The board encourages all directors to attend the annual meeting of shareholders. All of our directors attended the 2019 annual meeting of shareholders.

Board Leadership Structure

Our board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the board believes that it is in the best interests of the Company to make that determination from time to time based on the position and direction of the Company and the membership of the board. Until January 1, 2020, the roles of Chairman of the Board and Chief Executive Officer of the Company were held by the same person, George Martinez. In connection with the execution of the succession plan pursuant to which Steven F. Retzloff became Chief Executive Officer on January 1, 2020, Mr. Martinez remained as our Chairman of the Board, but in a non-executive role. The board has determined that having a separate Chief Executive Officer and Chairman of the Board is in the best interests of our shareholders at this time as this structure provides continuity of leadership of our board during a time of transition to a new Chief Executive Officer.

Upon the recommendation from the Corporate Governance and Nominating Committee, the independent directors elected John Beckworth to serve as Lead Director beginning in April 2017 and continuing in such role despite separating the Chairman of the Board and Chief Executive Officer roles, as our Chairman of the Board is not an independent director. The Lead Director chairs each executive session; will meet with any director who is not adequately performing his or her duties as a member of the board or any committee; facilitates communications between other members of the board and the Chairman or Chief Executive Officer; monitors, with the assistance of the Company’s General Counsel, communications from shareholders and other interested parties and provides copies or summaries to the other directors as he considers appropriate; works with the Chairman in the preparation of the agenda for board meetings and in determining the need for special meetings of the board; and otherwise consults with the Chairman of the Board, the Chief Executive Officer and members of the Corporate Governance and Nominating Committee on matters relating to corporate governance and board performance.

Executive Sessions

The independent directors of the Company hold executive sessions from time to time without the Chief Executive Officer or any management director present. The Company’s Corporate Governance Guidelines provide that the Company’s independent directors will meet at least twice a year in executive session. During 2019, four executive sessions were held.

Board Composition

The size of our board is currently set at 16 members. In accordance with the Company’s bylaws, members of the board are divided into three classes, Class I, Class II and Class III. The members of each class are elected for a term of office to expire at the third succeeding annual meeting of shareholders following their election. The term of office of the current Class II directors expires at the annual meeting. The terms of the Class I and Class III directors expire at the annual meeting of shareholders in 2022 and 2021, respectively. If the four Class II director nominees are elected at the annual meeting, the composition of our board of directors will be five Class I directors, five Class II directors (with one vacancy) and six Class III directors.

Any director vacancy existing on or occurring after the election may be filled by a majority vote of the remaining directors, even if the remaining directors constitute less than a quorum of the full board. In accordance with the Company’s bylaws, a director appointed to fill a vacancy will be appointed to serve until the next annual meeting of shareholders held for the election of directors, regardless of whether the class of director in which he serves is to be elected at such annual meeting. The number of directors may be changed only by resolution of the board.

As discussed in greater detail below, the board has affirmatively determined that 12 of our 16 current directors and our two unaffiliated nominees for Class II director qualify as independent directors under the applicable rules of the NASDAQ Global Market and the SEC.

Director Independence

Under the rules of the NASDAQ Global Market, a majority of the members of our board are required to be independent. The rules of the NASDAQ Global Market, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors.

Our board has evaluated the independence of each director and each unaffiliated nominee for director based upon these rules. Applying these rules, our board has affirmatively determined that, with the exception of Messrs. Martinez, Retzloff, Vitulli and Williams, each of our current directors and each of our unaffiliated nominees for director qualifies as an independent director under applicable rules. In making these determinations, our board considered the current and prior relationships that each director has and has had with the Company and all other facts and circumstances our board deemed relevant in determining their independence, including the beneficial ownership of common stock by each director, and the transactions described under the section titled "Certain Relationships and Related Person Transactions." The board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

Risk Management and Oversight

Our board is responsible for oversight of management and the business and affairs of the Company, including those relating to management of risk. Our full board determines the appropriate risk for us generally, assesses the specific risks faced by us and reviews the steps taken by management to manage those risks. While our full board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas as described in the section entitled "– Committees of the Board."

Director Nominations

The Corporate Governance and Nominating Committee considers nominees to serve as directors of the Company and recommends such persons to the board. The Corporate Governance and Nominating Committee also considers director candidates recommended by shareholders who appear to be qualified to serve on the board and meet the criteria for nominees considered by such committee. The Corporate Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board and the Corporate Governance and Nominating Committee does not perceive a need to increase the size of the board. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, it will consider only those director candidates recommended in accordance with the procedures set forth in the section titled " – Procedures to be Followed by Shareholders For Director Nominations."

Criteria for Director Nominees

The Corporate Governance and Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the board. In addition to reviewing the background and qualifications of the individuals considered in the selection of candidates, the Corporate Governance and Nominating Committee looks at a number of attributes and criteria, including: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Corporate Governance and Nominating Committee considers appropriate in the context of the needs of the board. The Corporate Governance and Nominating Committee does not have a formal policy with respect to diversity; however, the board and Corporate Governance and Nominating Committee believe that it is essential that the board’s members represent diverse viewpoints.

The Corporate Governance and Nominating Committee may weigh the foregoing criteria differently in different situations, depending on the composition of the board at the time. The Corporate Governance and Nominating Committee will strive to maintain at least one director who meets the definition of "audit committee financial expert" under the regulations of the SEC.

In addition, prior to nominating an existing director for re-election to the board, the Corporate Governance and Nominating Committee considers and reviews an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

Process for Identifying and Evaluating Director Nominees

Pursuant to the Corporate Governance and Nominating Committee charter as approved by the board, the Corporate Governance and Nominating Committee is responsible for the process relating to director nominations, including identifying, recruiting, interviewing and selecting individuals who may be nominated for election to the board.

The process that the Corporate Governance and Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the board is set forth below.

Identification. For purposes of identifying nominees for the board, the Corporate Governance and Nominating Committee will rely on personal contacts of the members of the board as well as their knowledge of members of the communities served by the Company. The Corporate Governance and Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below in the section titled "– Procedures to be Followed by Shareholders For Director Nominations." The Corporate Governance and Nominating Committee has not previously used an independent search firm in identifying nominees.

Evaluation. In evaluating potential nominees, the Corporate Governance and Nominating Committee determines whether the candidate is eligible and qualified for service on the board by evaluating the candidate under the selection criteria set forth above. In addition, for any new director nominee, the Corporate Governance and Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Procedures to be Followed by Shareholders For Director Nominations

Any shareholder of the Company entitled to vote in the election of directors may recommend to the Corporate Governance and Nominating Committee one or more persons as a nominee for election as director at a meeting only if such shareholder has given timely notice in proper written form of such shareholder’s intent to make such nomination or nominations. To be timely, a shareholder’s notice given in the context of an annual meeting of shareholders must be delivered to or mailed and received at the principal executive office of the Company not less than one hundred twenty days in advance of the first anniversary of the date of the Company’s notice to shareholders in connection with the previous year’s annual meeting of shareholders. If no annual meeting was held in the previous year or the date of the annual meeting of shareholders has been changed by more than thirty days from the date contemplated at the time of the previous year’s notice, the notice must be received by the Company at least eighty days prior to the date the Company intends to distribute its notice with respect to the annual meeting. To be timely, a shareholder’s notice given in the context of a special meeting of shareholders must be delivered to or mailed and received by the Secretary of the Company at the principal executive office of the Company not later than the later of the ninetieth day prior to such special meeting or the tenth day following the day on which notice of the date of the special meeting and of the nominees proposed by the board to be elected at such special meeting was given. Any meeting of shareholders which is adjourned and will reconvene within thirty days after the meeting date as originally noticed will, for purposes of any notice contemplated by the foregoing, be deemed to be a continuation of the original meeting and no nominations by a shareholder of persons to be elected directors of the Company may be made at any such reconvened meeting other than pursuant to a notice that was timely for the meeting on the date originally noticed.

To be in proper written form, a shareholder’s notice to the Secretary of the Company must set forth:

•	the name and address of the shareholder who intends to make the nominations and of the person or persons to be nominated;
•

a representation that the shareholder is a holder of record of shares of common stock entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and

•

if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.

Shareholder nominations should be addressed to the Secretary of Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040.

A nomination not made in compliance with the foregoing procedures will not be eligible to be voted upon by the shareholders at the meeting. The Corporate Governance and Nominating Committee has the power and duty to determine whether a nomination was made in accordance with procedures set forth above and, if any nomination is not in compliance with the procedures set forth above, to declare that such defective nomination will be disregarded.

Committees of the Board

Our board has established an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Below is a summary of our current committee structure and membership information:

	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
John B. Beckworth			C
Robert Ivany
Umesh (Mike) Jain	FE
Frances H. Jeter
Robert E. McKee III	FE
David B. Moulton
William S. (Nick) Nichols III	C, FE
Thomas A. Reiser
Raimundo Riojas
Fred S. Robertson		C
Louis A. Waters Jr.

C = Chairperson; FE = Financial Expert

Our board may establish additional committees as it deems appropriate, in accordance with applicable law and regulations and our certificate of formation and bylaws.

Audit Committee

The members of the Audit Committee are Umesh (Mike) Jain, Robert E. McKee III, William S. Nichols III and Thomas A. Reiser, with Mr. Nichols serving as chairperson. If elected to the board at the annual meeting, nominees Denise Castillo-Rhodes and Janet S. Wong will join the Audit Committee. Our board has evaluated the independence of each of each of the members of and nominees expected to join the Audit Committee and has affirmatively determined that (i) each of the members and nominees meets the definition of an "independent director" under applicable NASDAQ Global Market rules; (ii) each of the members and nominees satisfies the additional independence standards under applicable SEC rules for audit committee service; and (iii) each of the members and nominees has the ability to read and understand fundamental financial statements. In addition, the board has affirmatively determined that each of Messrs. Jain, McKee and Nichols and Mses. Castillo-Rhodes and Wong has the requisite financial sophistication due to his or her experience and background to qualify as an "audit committee financial expert" as defined by the SEC and as required by NASDAQ Global Market rules. The Audit Committee met eight times in 2019.

The purpose of the Audit Committee is to assist the board in fulfilling its oversight responsibilities with respect to the following, among other things:

•	overseeing the accounting and financial reporting processes of the Company and audit of the financial statements of the Company;
•	discussing the financial statements of the Company with management and the Company’s independent auditor;
•	monitoring actions taken by the Company to comply with its internal policies as well as external accounting, legal and regulatory requirements;
•	reviewing with the independent auditor, the internal auditor and financial and accounting personnel, the accounting and financial controls of the Company;
•	reviewing disclosures regarding independence of the Company’s independent auditor; and
•	evaluating the performance of the Company’s independent auditor.

The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting and legal and regulatory compliance. To satisfy these oversight responsibilities, the Audit Committee separately meets with the Company’s executive officers, internal and external counsel, independent registered public accounting firm and management. The Audit Committee also receives reports regarding issues such as the status and findings of audits being conducted by the internal auditors and the independent registered public accounting firm, the status of material litigation and accounting changes that could affect the Company’s financial statements and proposed audit adjustments, if any.

The Audit Committee has adopted a written charter, which sets forth the Audit Committee’s duties and responsibilities. The Audit Committee charter is available on our website at www.allegiancebank.com under Investor Relations/Corporate Governance/Governance Documents.

Compensation Committee

The members of the Compensation Committee are John Beckworth, David B. Moulton, William S. Nichols III, Raimundo Riojas E. and Fred Robertson, with Mr. Robertson serving as chairperson. Matthew H. Hartzell will join the Compensation Committee after the annual meeting. Our board has evaluated the independence of each of the members of the Compensation Committee and has affirmatively determined that each meets the definition of an "independent director" under the applicable NASDAQ Global Market and SEC rules. The members of the Compensation Committee also satisfy the independence requirements and additional independence criteria under Rule 10C-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code ("Code"). The Compensation Committee met three times in 2019. The Compensation Committee charter requires the Compensation Committee to meet at least twice each year.

The purpose of the Compensation Committee is to assist the board in fulfilling its oversight responsibilities with respect to the following, among other things:

•	discharging the board’s responsibilities relating to compensation of directors, officers and senior managers;
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overseeing, evaluating, maintaining and advising the board regarding overall compensation policies and structure, and stock ownership, pension, profit sharing and other benefit plans and programs, for directors, officers, senior managers and employees;

•

reviewing and discussing with management the Compensation Discussion and Analysis when applicable and as required by the rules and regulations of the SEC and, based on its review and discussion, determine whether to recommend to the board that the Compensation Discussion and Analysis be included in the Company’s annual proxy statement; and

•	preparing the report of the Compensation Committee when applicable and as required by the rules and regulations of the SEC to be included in the Company’s annual proxy statement.

After due consideration of factors set forth in the Compensation Committee’s charter, the Compensation Committee may select and appoint a compensation consultant, legal counsel or other adviser to the Compensation Committee. The Compensation Committee retained the compensation consultant McLagan, a part of Aon plc, in 2019 to provide services related to a grade study, which was used in the Compensation Committee’s review and determination of 2020 executive salaries. Aon Risk Services, an affiliate of McLagan, provided services to the Company in 2019. There are no known conflicts of interests between McLagan and the Company.

The Compensation Committee has adopted a written charter, which sets forth the Compensation Committee’s duties and responsibilities. The Compensation Committee charter is available on our website at www.allegiancebank.com under Investor Relations/Corporate Governance/Governance Documents.

Corporate Governance and Nominating Committee

The members of our Corporate Governance and Nominating Committee are John Beckworth, Robert Ivany, Frances H. Jeter, David B. Moulton and Louis A. Waters Jr., with Mr. Beckworth serving as chairperson until the annual meeting. After the annual meeting, Ms. Jeter will act as chairperson. If elected to the board, nominee Janet S. Wong will join the Corporate Governance and Nominating Committee. Our board has evaluated the independence of each of the members of and nominee expected to join the Corporate Governance and Nominating Committee and has affirmatively determined that each of the members and nominee meets the definition of an "independent director" under the applicable NASDAQ Global Market and SEC rules. The Corporate Governance and Nominating Committee met seven times in 2019. The Corporate Governance and Nominating Committee did not retain the services of any third party to identify, evaluate or assist in identifying or evaluating potential board nominees during 2019.

The Corporate Governance and Nominating Committee has responsibility for, among other things:

•	making recommendations to the board from time to time as to changes that the Corporate Governance and Nominating Committee believes to be desirable to the size of the board or any board committee;
•	identifying individuals believed to be qualified to become members of the board and any of its committees;

•	developing and recommending to the board standards to be applied in making determinations as to the absence of material relationships between the Company and a director;
•	evaluating the independence of directors and nominees;
•	evaluating the tendered resignation of any director and providing a recommendation to the board on whether to accept such resignation;
•	establishing procedures for the Corporate Governance and Nominating Committee to exercise oversight of the evaluation of the board and management;
•	developing and recommending to the board a set of Corporate Governance Guidelines applicable to the Company; and
•	assisting management in the preparation of the disclosure in the Company’s annual proxy statement.

Our Corporate Governance and Nominating Committee has adopted a written charter, which sets forth the Corporate Governance and Nominating Committee’s duties and responsibilities. The Corporate Governance and Nominating Committee charter is available on our website at www.allegiancebank.com under Investor Relations/Corporate Governance/Governance Documents.

Our Corporate Governance and Nominating Committee will consider shareholder recommendations for nominees, provided that such shareholder complies with the procedures described in the section titled " – Procedures to be Followed by Shareholders For Director Nominations."

Director Compensation

We and the Bank pay our respective directors, other than those directors who are employed by us or the Bank, a fee based on the directors’ participation in board and committee meetings. In 2019, each Company director who was not employed by us or the Bank received an annual cash retainer of $20,000, paid $5,000 quarterly, and $1,000 for each board meeting and $500 for each committee meeting, except for members of the Audit Committee, who received $1,000 per meeting, that he or she attended.

In addition, the Compensation Committee recommended, and the board approved, a grant of $20,000 in restricted stock to each non-employee director that was issued on the date of the annual meeting and for which the forfeiture restrictions lapse on the first of the month in which the next year’s annual meeting is expected to be held. In satisfaction of this obligation, each non-employee director received a grant of 540 shares pursuant to the Company’s 2019 Amended and Restated Stock Awards and Incentive Plan (the “2019 Stock Awards Plan”) on April 25, 2019, for which the forfeiture restrictions will lapse on April 1, 2020.

Directors who are employed by us, the Bank or both do not receive remuneration for serving as a director of the Bank or us, but are compensated in their capacity as employees. Mr. Williams served as Executive Vice Chairman of the Bank until his resignation on September 11, 2019. Mr. Williams is not a named executive officer, and his compensation is included in the “Fees Earned or Paid in Cash” column in the table below.

The following table sets forth the compensation paid to each director who served on our board during 2019. The table also includes compensation earned by each director that is attributable to his or her service on the board or a committee of the Bank. For the year ended December 31, 2019, none of the non-employee directors received compensation in the form of perquisites or other personal benefits valued at $10,000 or more.

Name	Fees Earned or Paid in Cash (1)		Restricted Stock Awards (2)	All Other Compensation		Total
John Beckworth	$34,500	(a)	$20,012	$—		$54,512
Matthew H. Hartzell	42,000	(b)	20,012	—		62,012
Robert Ivany	27,500		20,012	—		47,512
Umesh (Mike) Jain	56,500	(c)	20,012	—		76,512
Frances H. Jeter	27,500		20,012	—		47,512
James J. Kearney(3)	39,000	(d)	—	—		39,000
P. Michael Mann, M.D.(3)	13,000		—	—		13,000
Robert E. McKee III	32,000	(e)	20,012	—		52,012
David B. Moulton	47,000	(f)	20,012	—		67,012
William S. Nichols III	47,000	(g)	20,012	—		67,012
Thomas A. Reiser	32,000	(h)	20,012	—		52,012
Raimundo Riojas E.	21,850		20,012	—		41,862
Fred S. Robertson	44,500	(i)	20,012	—		64,512
Louis A. Waters Jr.	27,000	(j)	20,012	—		47,012
Roland L. Williams(4)	300,437	(k)	—	1,043,833	(5)	1,344,270

(1)	The amounts shown in this column include annual retainer and meeting fees for serving on the Company's and the Bank's board of directors and any of their respective committees.
(a)	Consists of $29,000 in fees paid for service to the Company and $5,500 in fees paid for service to the Bank.
(b)	Consists of $24,000 in fees paid for service to the Company and $18,000 in fees paid for service to the Bank.
(c)	Consists of $33,000 in fees paid for service to the Company and $23,500 in fees paid for service to the Bank.
(d)	Consists of $22,000 in fees paid for service to the Company and $17,000 in fees paid for service to the Bank.
(e)	Consists of $31,000 in fees paid for service to the Company and $1,000 in fees paid for service to the Bank.
(f)	Consists of $29,000 in fees paid for service to the Company and $18,000 in fees paid for service to the Bank.
(g)	Consists of $33,500 in fees paid for service to the Company and $13,500 in fees paid for service to the Bank.
(h)	Consists of $31,000 in fees paid for service to the Company and $1,000 in fees paid for service to the Bank.
(i)	Consists of $25,500 in fees paid for service to the Company and $19,000 in fees paid for service to the Bank.
(j)	Consists of $25,500 in fees paid for service to the Company and $1,500 in fees paid for service to the Bank.
(k)

Consists of $233,343 received as salary and $67,094 received as bonus as an officer of the Bank for service to the Bank from January 1, 2019 through September 11, 2019 pursuant to his employment agreement with the Bank.

(2)

Represents the aggregate grant date fair value of restricted stock awarded pursuant to the Company's 2019 Stock Awards Plan in the fiscal year ended December 31, 2019, which was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation - Stock Compensation (“ASC Topic 718”).

(3)	This director’s term on the Company board expired at the 2019 annual meeting.
(4)	Mr. Williams resigned as an officer and director of the Bank on September 11, 2019.
(5)

This amount consists of $1,031,090 paid as severance pursuant to his employment agreement with the Bank, Company matching contributions under the 401(k) plan of $7,438, club membership dues of $4,681 and premiums paid on life and disability insurance policies of $624.

All non-employee directors have been and will continue to be reimbursed for their reasonable out-of-pocket travel expenses incurred in attending meetings of our board or any committees thereof. Directors are also entitled to the protection provided by the indemnification provisions in our certificate of formation and bylaws, as well as the articles of association and bylaws of the Bank and separate indemnification agreements between each director and the Company. Additionally, the Company maintains a directors and officers insurance policy.

CERTAIN CORPORATE GOVERNANCE MATTERS

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics in place that applies to all of our directors, officers and employees. The Code of Business Conduct and Ethics sets forth specific standards of conduct and ethics that we expect all of our directors, officers and employees to follow, including the Company’s Chief Executive Officer and senior financial officers. The Code of Business Conduct and Ethics is available on our website at www.allegiancebank.com under Investor Relations/Corporate Governance/Governance Documents. Any amendments to the Code of Business Conduct and Ethics, or any waivers of requirements thereof, will be disclosed on our website within four days of such amendment or waiver.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines to assist the board in the exercise of its fiduciary duties and responsibilities and to serve the best interests of the Company and our shareholders. The Corporate Governance Guidelines are available on our website at www.allegiancebank.com under Investor Relations/Corporate Governance/Governance Documents.

Independent Auditors

The Audit Committee has recommended, and the board appointed, Crowe LLP as our independent auditors to audit the consolidated financial statements of the Company for the 2020 fiscal year. Crowe LLP has served as our independent auditors since 2014 and reported on the Company’s consolidated financial statements for the 2014 through 2019 fiscal years.

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee has reviewed the following audit and non-audit fees billed to the Company by Crowe LLP for 2019 and 2018 for purposes of considering whether such fees are compatible with maintaining the auditor’s independence, and concluded that such fees did not impair Crowe LLP’s independence. The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by Crowe LLP before the services are performed, including all of the services described under "Audit Fees" and "Audit-Related Fees" below. The Audit Committee has pre-approved all of the services provided by Crowe LLP in accordance with the policies and procedures described in the section titled "—Audit Committee Pre-Approval."

	2019	2018
Audit Fees(1)	$769,980	$465,150
Audit-Related Fees(2)	155,000	55,000
Tax Fees	—	—
All Other Fees	3,591	3,469
Total Fees	$928,571	$523,619

(1)

Audit fees reflect the aggregate fees billed for services related to the reviews of our quarterly reports filed on Form 10-Q, the audit of the consolidated financial statements of the Company and other SEC filings.

(2)	Audit-related fees reflect fees billed for services related to the review of the Company’s registration statements on Form S-8 and Form S-3 in 2019 and registration statement on Form S-4 in 2018.

Audit Committee Pre-Approval

The Audit Committee’s charter establishes a policy and related procedures regarding the Audit Committee’s authority to approve, in advance, all auditing services (which, if applicable, may include providing comfort letters in connection with securities underwritings), and non-audit services that are otherwise permitted by law (including tax services, if any) that are provided to the Company by its independent auditors (which approval is made after receiving input from the Company’s management, if desired). The Audit Committee may also delegate to one or more of its members the authority to pre-approve auditing services and non-audit services that are otherwise permitted by law, provided that each such preapproval decision is presented to the full Audit Committee at a scheduled meeting. In addition, the Audit Committee has the authority to review and, in its sole discretion, approve in advance the Company’s independent auditors’ annual engagement letter, including the proposed fees contained therein.

EXECUTIVE COMPENSATION AND OTHER MATTERS

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a specific form of Compensation Discussion and Analysis, as well as exemptions from the requirement to hold a non-binding advisory vote on executive compensation and the requirement to obtain shareholder approval of any golden parachute payments not previously approved. We have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Our "named executive officers," which consist of our principal executive officer and the four other most highly compensated executive officers, for 2019 were:

•	George Martinez, Chairman of the Board and Chief Executive Officer;
•	Steven F. Retzloff, President;
•	Ramon A. Vitulli, III, Executive Vice President;
•	Paul P. Egge, Executive Vice President and Chief Financial Officer; and
•	Okan I. Akin, Executive Vice President and Chief Risk Officer.

The titles shown above are the titles for each named executive officer during 2019.

Summary Compensation Table

The following table sets forth information regarding the compensation paid to each of our named executive officers for the fiscal years indicated. The title shown for each named executive officer reflects his position during 2019. Except as set forth in the notes to the table, all cash compensation for each of our named executive officers was paid by the Bank, where, during 2019, Mr. Martinez served as Chief Executive Officer; Mr. Retzoff served as Chairman of the Board; Mr. Vitulli served as President and Chief Operating Officer; Mr. Egge served as Executive Vice President and Chief Financial Officer; and Mr. Akin served as Executive Vice President and Chief Risk Officer.

Name and Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)		Non-equity Incentive Plan Compensation(4)	All Other Compensation(5)		Total
George Martinez	2019	$540,000	$—	$39,449	(a)	$44,755	$30,150	(a)	$654,354
Chairman of the Board	2018	490,000	—	—		—	31,219		521,219
and Chief Executive Officer	2017	475,000	—	—		—	24,779		499,779

Steven F. Retzloff	2019	540,000	—	39,449	(b)	44,755	30,173	(b)	654,377
President	2018	490,000	—	—		—	29,193		519,193
	2017	475,000	—	—		—	18,067		493,067

Ramon A. Vitulli, III	2019	375,000	—	178,516	(c)	62,159	35,859	(c)	651,534
Executive Vice President	2018	340,000	85,000	—		—	33,988		458,988
	2017	325,000	49,000	—		—	24,759		398,759

Paul P. Egge	2019	350,000	20,000	85,212	(d)	58,015	31,298	(d)	544,525
Executive Vice President	2018	310,000	82,500	—		—	29,377		421,877
and Chief Financial Officer	2017	295,000	40,000	324,500		—	18,770		678,270

Okan I. Akin(6)	2019	350,000	10,000	162,401	(e)	58,015	31,887	(e)	612,303
Executive Vice President and Chief Risk Officer

(1)	The amounts shown in this column represent salaries earned during the fiscal year shown.
(2)

For 2019, the amount shown was awarded as a discretionary cash bonus paid on January 31, 2020 for such officer’s additional and exceptional personal performance during 2019. For 2017 and 2018, the amount shown was an annual incentive bonus paid in cash at the end of January of the year following the year for which the bonus was earned.

(3)

Represents the aggregate grant date fair value of restricted stock and performance share units awarded pursuant to the Company's 2019 Stock Awards Plan in the fiscal year shown, which was computed in accordance with ASC Topic 718 with the assumptions described in Note 14 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The value of performance-based stock awards is based on probable outcome of the applicable performance conditions.

(a)	For Mr. Martinez, the amount shown reflects an award of 566 shares of restricted stock and 565 performance share units, each granted on April 1, 2019.
(b)	For Mr. Retzloff, the amount shown reflects an award of 566 shares of restricted stock and 565 performance share units, each granted on April 1, 2019.
(c)	For Mr. Vitulli, the amount shown reflects an award of 3,809 shares of restricted stock and 1,309 performance share units, each granted on April 1, 2019.
(d)

For Mr. Egge, the amount shown for 2019 reflects an award of 1,222 shares of restricted stock and 1,221 performance share units, each granted on April 1, 2019. For 2017, Mr. Egge received a restricted stock award of 10,000 shares on February 1, 2017 in connection with joining the Company.

(e)	For Mr. Akin, the amount shown reflects an award of 3,435 shares of restricted stock and 1,221 performance share units, each granted on April 1, 2019.
(4)

The amounts in this column represent the annual incentive bonus awarded to the named executive officer under the Company’s Annual Incentive Plan, which was paid to the officer in cash at the end of January of the year following the year for which the bonus was earned.

(5)	The amounts shown in this column represent the aggregate incremental cost to the Company of all perquisites and personal benefits provided to the named executive officers as follows:
(a)

For Mr. Martinez, the 2019 amount includes $1,200 paid for not enrolling in Company-provided medical insurance, premiums paid on life insurance and disability policies of $508, Company matching contributions under the 401(k) plan of $8,400 and a contribution of $20,042 under the Company’s profit sharing plan.

(b)

For Mr. Retzloff, the 2019 amount includes premiums paid on life insurance and disability policies of $1,118, Company matching contributions under the 401(k) plan of $8,263, a contribution of $750 to a health savings account and a contribution of $20,042 under the Company’s profit sharing plan.

(c)

For Mr. Vitulli, the 2019 amount includes club membership dues of $9,541, premiums paid on life insurance and disability policies of $3,876, Company matching contributions under the 401(k) plan of $900, a contribution of $1,500 to a health savings account and a contribution of $20,042 under the Company’s profit sharing plan.

(d)

For Mr. Egge, the 2019 amount includes premiums paid on life insurance and disability policies of $1,116, Company matching contributions under the 401(k) plan of $8,400, $240 paid as a wellness credit, a contribution of $1,500 to a health savings account and a contribution of $20,042 under the Company’s profit sharing plan.

(e)

For Mr. Akin, the 2019 amount includes premiums paid on life insurance and disability policies of $1,945, Company matching contributions under the 401(k) plan of $8,400, a contribution of $1,500 to a health savings account and a contribution of $20,042 under the Company’s profit sharing plan.

(6)	Mr. Akin was not a named executive officer of the Company prior to 2019.

Narrative Discussion of Summary Compensation Table

General. We compensate our named executive officers through a mix of base salary, annual bonuses, long-term equity-based incentive compensation and other benefits, which include, to a limited extent, certain perquisites. We believe the current mix and value of these compensation elements provide our named executive officers with total annual compensation that is both reasonable and competitive within our markets, appropriately reflects our performance and the executive’s particular contributions to that performance and takes into account applicable regulatory guidelines and requirements. Each of our named executive officers is also an officer of the Bank and has substantial responsibilities in connection with the day-to-day operations of the Bank. As a result, each named executive officer devotes a substantial majority of his or her business time to the operations of the Bank, and the compensation received is paid largely to compensate that named executive officer for services to the Bank. The Compensation Committee retained the compensation consultant McLagan, a part of Aon plc, in 2019 to provide services related to a grade study, which was used in the Compensation Committee’s review and determination of 2020 executive salaries.

Base Salary. The base salaries of our named executive officers have been historically reviewed and set annually by the Compensation Committee as part of the Company’s performance review process as well as upon the promotion of an executive officer to a new position or other change in job responsibility. In establishing base salaries for our named executive officers, the Compensation Committee has relied on external market data obtained from outside sources, including McLagan, the Independent Bankers Association of Texas and other banking industry trade groups. In addition to considering the information obtained from such sources, the Compensation Committee has considered:

•	each named executive officer’s scope of responsibility;
•	each named executive officer’s years of experience;
•	the types and amount of the elements of compensation to be paid to each named executive officer;
•

our overall financial performance and performance with respect to other aspects of our operations, such as our growth, asset quality, profitability and other matters, including the status of our relationship with the bank regulatory agencies; and

•	each named executive officer’s individual performance and contributions to our company-wide performance, including leadership, team work and community service.

Annual Bonuses. Annual incentive bonuses are intended to recognize and reward those named executive officers who contribute meaningfully to our performance for the year. Historically, we paid an annual incentive bonus to our named executive officers, except for Messrs. Martinez and Retzloff, each of whom elected not to receive a bonus.

Annual Incentive Plan.  On January 24, 2019, our board approved the Annual Incentive Plan (the “AIP”) to motivate and reward eligible employees by making a portion of their cash compensation dependent on the achievement of certain organizational and individual performance goals.

The annual incentive bonus program provides for cash awards determined pursuant to a formulaic plan based on the Company’s achievement of pre-defined financial performance targets for the applicable year and has no subjective or discretionary component. Generally, these annual incentive bonuses are paid in cash in January of the year following the year for which the bonus was earned. For 2019, each of the Company's Chairman and Chief Executive Officer and President was eligible for a target annual bonus amount set at 15% of his then-current base salary. Each of the Company's Executive Vice Presidents was eligible for a target annual bonus amount set at 30% of his or her then-current base salary.

The target performance goals and the allocation of the total eligible annual incentive bonus amount to each goal are set annually by the Compensation Committee. For 2019, the performance goals were quantitative in nature and the Compensation Committee determined the 2019 annual incentive bonus based on achievement of those quantitative goals. In determining the amount of the annual incentive bonus, a minimum, target and maximum performance goal was established with respect to seven performance indicators. These indicators consisted of return on average assets, efficiency ratio, return on average tangible common equity, ratio of non-performing assets to assets, ratio of net charge-offs to average loans, loan growth and deposit growth. A specific percentage weight of the total eligible bonus is allocated to each of these performance indicators.

In 2019, 20% of the total eligible bonus was allocated to each of return on average assets, efficiency ratio and return on average tangible common equity; 15% was allocated to each of loan growth and deposit growth; and 5% was allocated to each of the ratio of non-performing assets to assets and the ratio of net charge offs to average loans. Provided the Company’s performance is at least the minimum required, when the Company's performance reaches or exceeds the target goal with respect to a particular indicator, the named executive officer will receive a bonus for such indicator based on the amount by which actual performance exceeded the target goal as set forth below, up to the maximum percentage of bonus allocated to such performance indicator.

Indicator	Minimum	Target	Maximum
ROAA	0.90%	1.13% to 1.21%	1.45%
Efficiency	62%	58.75% to 59.75%	55%
ROATCE	8.9%	12.3% to 12.8%	14.9%
Non-Performing Assets/Assets	100 bps	70 bps	50 bps
Net Charge-Offs/Average Loans	25 bps	10 bps	5 bps
Loan Growth	5.0%	12.0%	15.0%
Deposit Growth	5.0%	14.0%	19.0%

If the Company's performance is less than the minimum goal with respect to a particular performance indicator, no incentive compensation is payable for that particular indicator. For 2019, the annual incentive plan bonus earned by each eligible named executive officer was approximately 55.3% of the target incentive plan bonus for such named executive officer.

Discretionary Bonuses.  The Compensation Committee, within its sole discretion, determines whether discretionary bonuses will be paid for any year and the amount of any bonus paid. In determining whether to pay a discretionary cash bonus to a named executive officer for a given year and the amount of any cash bonus to be paid, the Compensation Committee considers factors which include the personal performance of the executive officer, including taking on additional and exceptional work activities, and his or her contributions to leadership, team work and community service.

Long-Term Equity-Based Incentive Compensation. We maintain a long-term equity-based incentive compensation program for our executive officers, including the named executive officers, and other key employees of the Bank, in order to attract and retain key employees and enable those persons to participate in the long-term success of the Company. We believe that a portion of each named executive officer’s compensation should be tied to the performance of the Company, aligning the officer’s interest with that of our shareholders. To accomplish this, the Compensation Committee determined that, for 2019, the award vehicle mix should be 50% time-based restricted stock awards and 50% performance share units (“PSUs”).

Time-based restricted stock awards ratably vest over a four-year period from the date of grant. PSUs are earned subject to certain performance goals being met after the two-year performance period from January 1, 2019 through December 31, 2020 and cliff vest on December 31, 2021.

For the 2019 PSU awards, the percentage of PSUs that vest following a performance period is determined based on three indicators:  relative total shareholder return over the two-year performance period; our average return on average tangible common equity (“ROATCE”) over the two-year performance period; and our two-year cumulative earnings per share.

Total shareholder return will be calculated as the increase in our stock price (plus shareholder dividends, if any) over the two-year measurement period divided by the beginning stock price as compared with the stock price performance of the companies on the SNL Small Cap U.S. Bank Index. ROATCE will be measured as an annualized rate over the two-year measurement period. Cumulative earnings per share will be the cumulative fully-diluted earnings per share for the Company for the two years ending December 31, 2020.

Indicator	Minimum	Target	Maximum
Total Shareholder Return	20th percentile	45th to 55th percentile	75th percentile
ROATCE	9.5%	12.9% to 13.5%	15.5%
Cumulative Earnings Per Share	$5.00	$5.50 to $5.60	$6.00

Achievement between the targeted range and the minimum or maximum amounts will be interpolated on a straight-line basis. No shares will be awarded for a particular indicator if results are below the applicable minimum threshold.

Benefits and Perquisites. Our named executive officers are eligible to participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, disability and basic group life insurance coverage. We also provide our employees, including our named executive officers, with a 401(k) plan to assist participants in planning for retirement and securing appropriate levels of income during retirement. The purpose of our employee benefit plans is to help attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by our competitors.

401(k), Deferred Compensation and Profit Sharing Plans. Our 401(k) and profit sharing plans are designed to provide retirement benefits to all eligible full-time and part-time employees. The 401(k) plan provides employees the opportunity to save for retirement on a tax-favored basis. Our named executive officers, all of whom were eligible to participate in the 401(k) plan during 2019, may elect to participate in the 401(k) plan on the same basis as all other employees. Employees may defer from 1% to 100% of their compensation to the 401(k) plan up to the applicable IRS limit. We match 50% of an employee’s annual contribution to the 401(k) plan up to a total of 3% per annum of the employee’s eligible salary. We make our matching contributions in cash and that contribution is invested according to the employee’s current investment allocation. In 2019, we made contributions to our named executive officers’ accounts in varying amounts, depending on the contributions made by the named executive officers. Certain officers, including all of the named executive officers, are eligible to participate in our deferred compensation plan. We do not contribute or match any funds contributed to the deferred compensation plan. Upon approval by our board, each of our named executive officers, along with all eligible employees, also received a contribution to his or her 401(k) account under our profit sharing plan in 2019. The profits were allocated based on annual salary and hours worked.

Insurance Premiums. We invest in bank-owned life insurance due to its attractive nontaxable return and protection against the loss of our key employees. Amounts included in the Summary Compensation Table represent premiums paid by us on behalf of the named executive officer.

The Company does not maintain any defined benefit plan, actuarial benefit plan or a supplemental executive retirement plan for the Company’s named executive officers or any other employees. Moreover, the Company has no plan, agreement or other arrangement with any of the Company’s named executive officers relating to the payments of any amounts upon the retirement of such named executive officer from employment with the Company.

Employment Agreements with Named Executive Officers

The Company currently does not have employment agreements with any of the Company’s named executive officers, who are employees "at will." As a result, the salaries and bonuses that the Company pays to its named executive officers are approved at the discretion of the Compensation Committee, which, for 2019 compensation, consulted with management on all officer salaries other than those for the Chief Executive Officer and President. The Chief Executive Officer and President were not involved in determining their own or each other’s pay.

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding outstanding equity awards held by the named executive officers as of December 31, 2019.

		Option Awards				Stock Awards
									Equity Incentive Plan Awards:	Equity Incentive Plan Awards:
		Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration	Number of Shares of Stock That Have		Market Value of Shares of Stock That Have	Number of Unearned Units That Have	Market Value of Unearned Units That Have
Name	Grant Date	Exercisable	Unexercisable	Price	Date	Not Vested		Not Vested(1)	Not Vested	Not Vested(1)
George Martinez	4/1/2019	—	—	$—	—	566	(2)	$21,282	—	$—
	4/1/2019	—	—	—	—	—		—	565	21,244
Steven F. Retzloff	4/1/2019	—	—	—	—	566	(2)	21,282	—	—
	4/1/2019	—	—	—	—	—		—	565	21,244
Ramon A. Vitulli, III	4/24/2014	9,350	—	20.00	4/24/2024	—		—	—	—
	4/1/2019	—	—	—	—	3,809	(2)	143,218	—	—
	4/1/2019	—	—	—	—	—		—	1,309	49,218
Paul P. Egge	2/1/2017	—	—	—	—	5,000	(3)	188,000	—	—
	4/1/2019	—	—	—	—	1,222	(2)	45,947	—	—
	4/1/2019	—	—	—	—	—		—	1,221	45,910
Okan I. Akin	11/15/2013	11,631	—	13.37	1/11/2021	—		—	—	—
	11/15/2013	4,113	—	13.37	3/1/2022	—		—	—	—
	1/23/2015	16,875	—	20.00	1/23/2024	—		—	—	—
	4/1/2019	—	—	—	—	3,435	(2)	129,156	—	—
	4/1/2019	—	—	—	—	—		—	1,221	45,910

(1)	Based on the closing price of $37.60 per share of the Company's common stock on the NASDAQ Global Market on December 31, 2019.
(2)	One-fourth of these shares will vest on each of April 1, 2020, 2021, 2022 and 2023.
(3)	One-half of these shares vested on February 1, 2020 and the remaining 2,500 shares will vest on February 1, 2021.

Options Exercised and Stock Vested

The following table contains information concerning each exercise of options and vesting of restricted stock during the fiscal year ended December 31, 2019 for the named executive officers. If not listed in the table below, the named executive officer did not exercise any options or have any shares of restricted stock vest during the fiscal year ended December 31, 2019.

	Option Awards		Restricted Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Paul P. Egge	—	—	2,500	$89,800

(1)

Calculated by multiplying the closing price of the common stock on the NASDAQ Global Market on the trading day immediately prior to vesting by the number of shares of restricted stock acquired upon vesting.

2019 Stock Awards Plan

In 2008, we adopted the 2008 Stock Awards and Incentive Plan to provide incentive compensation opportunities that are competitive with those of similar companies in order to attract, retain and motivate eligible participants by providing for both the direct award of shares and for the grant of options to purchase shares of common stock. The Stock Awards and Incentive Plan was amended and restated in 2015, amended in 2017 and amended and restated in 2019. Currently, the maximum number of shares of common stock that may be issued pursuant to grants or options under the Plan is 3,200,000.

Potential Payments upon Termination or Change of Control

Other than a Company severance plan under which all of our employees were eligible to receive benefits and certain awards under our equity incentive plans that provide for accelerated vesting upon a change of control or the death, disability or termination of the grantee, during 2019, we did not have any agreement with, or obligations to, any of our named executive officers or other executive officers to make any payments, accelerate any equity awards or provide any other consideration to any such officer in connection with any change of control of the Company or the Bank or such an officer’s severance from employment with the Company or the Bank.

On January 30, 2020, the board approved the Allegiance Bancshares, Inc. Change in Control Severance Plan (the “Plan”) to retain qualified employees, maintain a stable work environment and provide economic security to eligible employees in the event of certain terminations of employment in connection with a change in control. Executive officers of the Company, including the named executive officers, and its subsidiaries who are selected by the Compensation Committee are eligible to participate in the Plan. If an involuntary termination of a named executive officer’s employment (other than for death, disability or “cause” (as defined in the Plan)) or a resignation by the eligible employee for “good reason” (as defined in the Plan) occurs during the effective period, which commences three months prior to the consummation of a change in control and ends 18 months following such change in control, the named executive officer will be entitled to (a) a payment equal to two times the sum of (i) the named executive officer’s annual base salary and (ii) the named executive officer’s target bonus, (b) a payment equal to a pro-rata portion of the named executive officer’s target bonus for the year in which the termination occurs, and (c) a payment equal to 18 times the Company’s monthly contribution to the cost of medical, dental and vision coverage for the named executive officer and his or her dependents. The named executive officer will also be entitled to outplacement services not to exceed $25,000.

Any severance benefits payable under the Plan will be reduced by any severance benefits to which the named executive officer would otherwise be entitled under any general severance policy or severance plan maintained by the Company or its subsidiaries. The Plan also contains a 12-month non-solicitation covenant applicable to any named executive officer who receives benefits under the Plan.

If the payments or benefits to be paid to a named executive officer under the Plan or any other arrangement would trigger the excise tax imposed on “excess parachute payments,” the named executive officer’s payments and benefits will be reduced to the maximum amount that does not trigger the excise tax unless the named executive officer would be better off (on an after-tax basis) if he or she received all payments and benefits and paid all excise and income taxes.

Compensation Policies and Practices and Risk Management

We do not believe any risks arise from our compensation policies and practices for our executive officers and other employees that are reasonably likely to have a material adverse effect on our operations, results of operations or financial condition.

Clawback Policy.  In January 2018, our board adopted an executive compensation clawback policy applicable to all executive officers of the Company. The clawback policy provides that our board may direct the Company to recover some, all or none of certain compensation received by officers of the Company in the event that the board concludes (utilizing the process set forth in the policy) that the Company is required to prepare a material accounting restatement due to noncompliance of the Company with any financial reporting requirement under the U.S. securities laws, and such noncompliance is the result of misconduct. Compensation including cash bonuses and other incentive compensation the amount, payment, earning and/or vesting of which is calculated based in whole or in part on the application of performance measures is covered by the clawback policy.

Stock Ownership and Retention Policy.  In January 2020, our board adopted a stock ownership and retention policy applicable to all executive officers subject to the reporting and other requirements of Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16 Officers”) and directors.

Within five years of the later of appointment or the date the policy was adopted, Section 16 Officers, which include all of the named executive officers, are required to achieve ownership of a defined market value of Company common stock as follows:

•	five times annual base salary for the Chief Executive Officer; and
•	two times annual base salary for the other Section 16 Officers.

Under this policy, directors are expected to own shares with a value greater than five times their annual retainer for serving on the board.

In calculating equity ownership for purposes of this requirement, we include all shares beneficially owned by an individual, such as shares owned by an individual in the Company’s benefit plans (e.g., 401(k)), shares of restricted stock and shares with respect to which an individual has voting or investment power. Shares underlying unexercised stock options, unearned performance share units and pledged shares are excluded when determining ownership for these purposes.

Executive officers are expected to hold 100% of any net shares received through option exercises or restricted stock vestings until the ownership guidelines are achieved. Once such officer achieves the ownership requirement, he or she is no longer restricted by this holding requirement, provided his or her total stock ownership level does not fall below the ownership guidelines.

As of February 28, 2020, all Section 16 Officers and directors either meet the guidelines or are on track to meet the ownership guidelines.

Trading Controls and Hedging, Short Sale and Pledging Policies.  Executive officers, including the named executive officers, are required to receive pre-clearance approval from two members of the Insider Trading Team, comprised of the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Risk Officer and the General Counsel, prior to entering into any transactions in our securities, including purchases, sales and option exercises. Trading is permitted only during open trading windows. Employees who are subject to trading restrictions, including the named executive officers, may enter into a trading plan under Rule 10b5-1 under the Exchange Act. These trading plans may be entered into only during an open trading period and must be approved in advance by the General Counsel. Trading plans are required to include a 15-day waiting period. Executive officers are prohibited from entering into hedging, short sale and derivative transactions involving our securities or that are designed to offset any decrease in the market value of our securities and are subject to restrictions on pledging our securities.

Compensation Committee Interlocks and Insider Participation

None of our executive officers served as (1) a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (2) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee or (3) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served as a director of the Company. In addition, none of the members of the Compensation Committee (a) was an officer or employee of the Company or any of its subsidiaries in 2019, (b) was formerly an officer or employee of the Company or any of its subsidiaries or (c) had any relationship that required disclosure under the section titled “Certain Relationships and Related Person Transactions.” During the year ended December 31, 2019, the members of our Compensation Committee were Messrs. John Beckworth, David B. Moulton, William S. Nichols III, Raimundo Riojas E. and Fred Robertson.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Some of our officers, directors and principal shareholders and their affiliates are customers of the Bank. Such officers, directors and principal shareholders and their affiliates have had transactions in the ordinary course of business with the Bank, including borrowings, all of which were effected on substantially the same terms and conditions, including interest rate and collateral, as those prevailing from time to time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or other unfavorable features. We expect to continue to have such transactions on similar terms and conditions with such officers, directors and shareholders and their affiliates in the future.

Transactions by us with related persons are subject to regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by the Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by the Bank to its executive officers, directors, and principal shareholders). See our Annual Report on Form 10-K Item 1. Business—Regulation and Supervision—Limits on Transactions with Affiliates and Insiders. We have adopted policies to comply with these regulatory requirements and restrictions. Additionally, our Corporate Governance Guidelines provide that the board or its independent directors in an executive session must review and approve all related-party transactions.

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS OF THE COMPANY

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of February 24, 2020, by (1) directors, director nominees and named executive officers of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Company’s common stock and (3) all directors, director nominees and executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person.

Beneficial ownership is determined in accordance with rules of the SEC and generally includes any shares over which a person exercises sole or shared voting and/or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the number of shares listed opposite their names.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage Beneficially Owned(2)
Directors, Director Nominees and Named Executive Officers:
Okan I. Akin	46,671	(3)	*
John B. Beckworth	133,377	(4)	*
Denise Castillo-Rhodes	—		*
Paul P. Egge	11,547		*
Matthew H. Hartzell	12,453	(5)	*
Robert Ivany	1,429		*
Umesh (Mike) Jain	12,531		*
Frances H. Jeter	13,900		*
George Martinez	267,133	(6)	1.31%
Robert E. McKee III	142,090	(7)	*
David B. Moulton	20,233	(8)	*
William S. Nichols III	50,488	(9)	*
Thomas A. Reiser	162,216	(10)	*
Steven F. Retzloff	315,615	(11)	1.55%
Raimundo Riojas E.	205,974	(12)	1.01%
Fred S. Robertson	60,650	(13)	*
Ramon A. Vitulli, III	37,648	(14)	*
Louis A. Waters Jr.	43,131	(15)	*
Roland L. Williams	202,196	(16)	*
Janet S. Wong	—		*
Directors, Nominees and Executive Officers as a group (21 persons)	1,749,708	(17)	8.57%
Principal Shareholders:
BlackRock, Inc.	3,015,983	(18)	14.83%
The Vanguard Group	1,162,259	(19)	5.71%

*	Indicates ownership which does not exceed 1.00%.
(1)	The address of each of the Company’s directors and officers is c/o Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040.
(2)

Percentage is based on 20,337,247 shares of the Company’s common stock issued and outstanding as of February 24, 2020 and assumes the exercise by the shareholder or group named in each row of all options for the purchase of common stock held by such shareholder or group and exercisable within 60 days.

(3)	Consists of 14,052 shares held of record by Mr. Akin and 32,619 shares that can be acquired pursuant to the exercise of outstanding stock options.
(4)

Consists of 9,567 shares held of record by Mr. Beckworth, 57,143 shares held of record by John Beckworth & Laura H. Beckworth Ten Com and 66,667 shares held of record by the Laura Hobby Beckworth 1999 WPH Trust, of which his spouse is trustee.

(5)	Consists of 7,200 shares held of record by Mr. Hartzell and 5,253 shares held by an IRA account for the benefit of Mr. Hartzell.
(6)

Consists of 265,567 shares held of record by Martinez 2007 Family Partnership Ltd., of which Mr. Martinez is a limited partner, and 1,566 shares held of record by Mr. Martinez. Mr. Martinez has pledged 80,167 shares as security for indebtedness.

(7)

Consists of 35,443 shares held of record by Mr. McKee, 100,929 shares held of record by the McKee Family Trust, of which Mr. McKee is a trustee, and 5,718 shares held of record by Starmac Investments, Ltd., of which Mr. McKee is a manager of the general partner, Starmac Management Co., LLC.

(8)	Consists of 6,900 shares held of record by Mr. Moulton and 13,333 shares held of record by an IRA for the benefit of Mr. Moulton.
(9)

Consists of 2,900 shares held of record by Mr. Nichols, 36,588 shares held of record by Nichols Realty Investments I, LTD., of which Mr. Nichols is the President of the managing partner, Nichols GP Investments, Inc., and 11,000 shares held of record by Nichols Rising Star Partners II, LTD., of which Mr. Nichols is the President of the managing partner, Nichols GP Investments, Inc.

(10)

Consists of 5,104 shares held of record by Mr. Reiser, 29,940 shares held of record by Mr. Reiser and his wife, 23,000 shares held of record by an IRA for the benefit of Mr. Reiser and 104,172 held of record by Fenchurch Investments, LLC, of which Mr. Reiser is the sole member. Mr. Reiser has pledged 104,172 shares as security for indebtedness.

(11)

Consists of 21,500 shares held of record by Mr. Retzloff and his wife, 566 shares held of record by Mr. Retzloff, 266,667 shares held of record by Retzloff Holdings, LTD., of which Mr. Retzloff is a limited partner, 8,882 shares held of record by SF Retzloff Family Limited Partnership, LTD., of which Mr. Retzloff is a limited partner, and 18,000 shares of record by Retzloff Industries, Inc., of which Mr. Retzloff is the President.

(12)	Consists of 2,900 shares held of record by Mr. Riojas and 203,074 shares held of record by Glencox Investments, Inc., of which Mr. Riojas is President.
(13)

Consists of 1,322 shares held of record by Mr. Robertson, 10,750 shares held of record by an IRA for the benefit of Mr. Robertson and 48,578 shares held of record by The Robertson Family Trust, of which Mr. Robertson is the trustee.

(14)

Consists of 21,809 shares held of record by Mr. Vitulli, 6,489 shares held of record by an IRA account for the benefit of Mr. Vitulli, and 9,350 shares that can be acquired pursuant to the exercise of outstanding stock options.

(15)	Consists of 16,631 shares held of record by Mr. Waters and 26,500 shares held of record by Allied Trust, of which Mr. Waters is the trustee.
(16)

Consists of 107,785 shares held of record by Mr. Williams, 31,716 shares held of record by Mr. Williams and his wife, 10,085 shares held of record by an IRA for the benefit of Mr. Williams, 3,492 shares held by the Post Oak Bancshares, Inc. Employee Stock Ownership Plan for the benefit of Mr. Williams and 49,118 shares that can be acquired pursuant to the exercise of outstanding stock options.

(17)	Includes 91,087 shares that can be acquired pursuant to outstanding stock options that are exercisable within 60 days.
(18)

The information concerning BlackRock, Inc. is based solely on information contained in its Schedule 13G/A filed with the SEC on February 4, 2020. BlackRock, Inc.’s principal business address is 55 East 52nd Street, New York, NY 10055. Includes shares held by each of BlackRock Advisors, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock Fund Advisors; BlackRock Asset Management Ireland Limited; BlackRock Institutional Trust Company, N.A.; BlackRock Financial Management, Inc.; BlackRock Asset Management Schweiz AG; and BlackRock Investment Management, LLC. Based on the information contained in the filing, BlackRock, Inc. has sole voting power with respect to 2,972,622 shares, sole dispositive power with respect to 3,015,983 shares and beneficially owns 3,015,983 shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock.

(19)

The information concerning The Vanguard Group is based solely on information contained in its Schedule 13G filed with the SEC on February 11, 2020. The Vanguard Group’s principal business address is 100 Vanguard Blvd., Malvern, PA 19355. Includes shares held by each of Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd. Based on the information contained in the filing, The Vanguard Group has sole voting power with respect to 17,821 shares, shared power to vote 1,141 shares, sole dispositive power with respect to 1,145,368 shares and shared dispositive power with respect to 16,891 shares.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires our directors and executive officers and persons who own more than 10% of our outstanding shares of common stock to file reports of ownership and changes in ownership of our equity securities, including shares of the Company’s common stock with the SEC. Such persons are required by the SEC’s regulations to furnish us with copies of all reports they file pursuant to Section 16.

Based solely on our review of the copies of such reports we received with respect to fiscal year 2019, we believe that all filing requirements applicable to our directors, executive officers and persons who own more than 10% of a registered class of our equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act, except that Umesh (Mike) Jain failed to timely file a Form 4 in respect of a sale of shares on June 21, 2019, and Roland L. Williams failed to timely file a Form 4 in respect of an exercise of options on September 30, 2019. The late filings were inadvertent and were filed on June 26, 2019 and February 21, 2020, respectively.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.

In accordance with its written charter adopted by our board, the Company’s Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The board has determined that each Audit Committee member is independent in accordance with the listing standards of the NASDAQ Global Market and in Section 10A of the Exchange Act and that each of Umesh (Mike) Jain, Robert E. McKee III and William S. Nichols III has the requisite attributes of an "audit committee financial expert" as defined by the rules and regulations of the SEC.

The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements with management, which has primary responsibility for the financial statements, and with the Company’s independent registered public accounting firm, Crowe LLP, which is responsible for expressing an opinion on whether such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018 and the results of the Company’s operations and the Company’s cash flows for each of the three years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

The Audit Committee met regularly with Crowe LLP and the Company’s internal audit staff, with and without management present, to discuss the results of their audits, management’s assessment of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee also reviewed Crowe LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to its respective audit of the Company’s consolidated financial statements.

The Audit Committee discussed with Crowe LLP the matters that are required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board. The Audit Committee also discussed with internal audit and management any significant matters as a result of the internal audit work.

The Audit Committee has received the written disclosures and the letter from Crowe LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Crowe LLP’s communications with the Audit Committee concerning independence, and has discussed with Crowe LLP its independence. The Audit Committee has concluded that Crowe LLP has not provided any prohibited non-audit services to the Company and its affiliates, which is compatible with maintaining Crowe LLP’s independence.

Based on the above-mentioned review and discussions with management and Crowe LLP, the Audit Committee recommended to the board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC. The Audit Committee also recommended the reappointment, subject to shareholder ratification, of Crowe LLP and our board concurred in such recommendation.

The Audit Committee of the Board of Directors

William S. Nichols III (Chairman)

Umesh (Mike) Jain

Robert E. McKee III

Thomas A. Reiser

PROPOSAL 2. APPROVAL OF THE CHARTER AMENDMENT

On January 30, 2020, the board approved and is recommending for shareholder approval an amendment to the Company’s Amended and Restated Certificate of Formation, or Charter, that will remove the plurality vote standard for the election of directors and provide that directors will be elected in the manner set forth in the Company’s bylaws.

The Charter currently provides that, in any election of directors, the persons receiving a plurality of the votes cast, up to the number of directors to be elected in such election, shall be deemed elected.

The board believes that it is the best practice to address the voting standard in the bylaws and not in the Charter, and therefore, the proposed Charter amendment removes the plurality voting standard provision from the Charter. Addressing voting standards in the bylaws will allow the board the flexibility to evolve with industry standards and best corporate governance practices.

The board has approved an amendment to the bylaws, subject to approval of this Charter Amendment, to provide that in an uncontested election, any nominee for election as director (including incumbent directors) who receives a greater number of “withhold” votes than votes “for” his or her election shall promptly tender his or her offer of resignation, which the board shall determine whether to accept or reject after recommendation by the Corporate Governance and Nominating Committee.

Assuming the presence of a quorum, the affirmative vote of two-thirds of the outstanding shares of common stock is required to approve the Charter Amendment.

THE BOARD RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT.

PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to the recommendation of the Audit Committee, the board has appointed Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020. The board is seeking ratification of the appointment of Crowe LLP for the 2020 fiscal year. Shareholder ratification of the selection of Crowe LLP as our independent registered public accounting firm for the 2020 fiscal year is not required by our bylaws, state law or otherwise. However, the board is submitting the selection of Crowe LLP to our shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the Audit Committee will consider this information when determining whether to retain Crowe LLP for future services.

At the annual meeting, shareholders will be asked to consider and act upon a proposal to ratify the appointment of Crowe LLP. Assuming a quorum is present, the ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote and present in person or represented by proxy at the annual meeting. Representatives of Crowe LLP are expected to be in attendance at the annual meeting and will be afforded the opportunity to make a statement. The representatives will also be available to respond to questions.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF CROWE LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2020.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

If a shareholder desires to submit a shareholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the 2021 annual meeting of shareholders, such proposal and supporting statements, if any, must be sent to us at the Company’s principal executive office no later than November 13, 2020. Any such proposal must comply with the requirements of Rule 14a-8.

In addition, our bylaws provide that only such business which is properly brought before a shareholder meeting will be conducted. For business to be properly brought before a meeting or nominations of persons for election to the board to be properly made at a meeting by a shareholder, notice must be received by the Secretary of the Company at the address below not less than one hundred twenty days in advance of the first anniversary of the date of the Company's notice to shareholders in connection with the previous year's annual meeting of shareholders; provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting of shareholders has been changed by more than thirty days from the date contemplated at the time of the previous year’s proxy statement, the notice must be received by the Company at least eighty days prior to the date the Company intends to distribute its notice with respect to such meeting. All notices to us must also provide certain information set forth in the Company’s bylaws. A copy of the Company’s bylaws may be obtained upon written request to the Secretary of the Company.

Shareholder proposals and nominations should be submitted to the Secretary of the Company and the Corporate Governance and Nominating Committee, respectively, at Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Houston, Texas 77040.

ANNUAL REPORT ON FORM 10-K

We will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, to any shareholder upon written request to Allegiance Bancshares, Inc., 8847 West Sam Houston Parkway, N., Suite 200, Houston, Texas 77040.

Our Annual Report on Form 10-K, including consolidated financial statements and related notes, for the fiscal year ended December 31, 2019, as filed with the SEC, accompanies but does not constitute part of this proxy statement.

OTHER MATTERS

The board does not intend to bring any other matter before the annual meeting and does not know of any other matters that are to be presented for action at the annual meeting. However, if any other matter does properly come before the annual meeting or any adjournment or postponement thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

You are cordially invited to attend the annual meeting. Regardless of whether you plan to attend the annual meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

By Order of the Board of Directors,

George Martinez

Chairman of the Board

Houston, Texas

March 13, 2020

MMMMMMMMMMMM     MMMMMMMMM    000004    ENDORSEMENT_LINE______________ SACKPACK_____________    MR ASAMPLE  DESIGNATION (IF ANY)  ADD 1  ADD 2  ADD 3  ADD 4  ADD 5  ADD 6   Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas.   MMMMMMMMMMMMMMM  C123456789    000000000.000000 ext 000000000.000000 ext  000000000.000000 ext 000000000.000000 ext  000000000.000000 ext 000000000.000000 ext   Your vote matters – here’s how to vote!   You may vote online or by phone instead of mailing this card.  Votes submitted electronically must be  received by 1:00 a.m., Central Time, on  April 23, 2020.    Online  Go to www.investorvote.com/ABTX  or scan the QR code — login details are  located in the shaded bar below.   Phone  Call toll free 1-800-652-VOTE (8683) within  the USA, US territories and Canada   Save paper, time and money!  Sign up for electronic delivery at  www.investorvote.com/ABTX   2020 Annual Meeting Proxy Card 1234 5678 9012 345  •  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 3. A  1. To elect four (4) Class II directors to serve on the board of directors of the Company until the Company’s 2023 annual meeting of shareholders and until their respective  successor or successors are duly elected and qualified or until their earlier resignation or removal.  +    For Withhold For Withhold For Withhold   01 - Denise Castillo-Rhodes    02 - Robert Ivany    03 - George Martinez    04 - Janet S. Wong   For Against Abstain For Against Abstain   2. To approve the amendment to the Allegiance Bancshares, Inc.  3.To ratify the appointment of Crowe LLP as the independent  Certificate of Formation to remove the plurality voting standard  registered public accounting firm of the Company for the year  for the election of directors (the Charter Amendment). ending December 31, 2020.    Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.  Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.    MR A SAMPLE (THIS AREA IS SET UPTOACCOMMODATE   C 1234567890 JNT   140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND  MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND  1UPX  454368  MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND   MMMMMMM  +    0374UD

2020 Annual Meeting Admission Ticket   2020 Annual Meeting of Allegiance Bancshares, Inc. Shareholders   April 23, 2020 at 1:30 p.m., Central Time  The Houstonian Hotel  111 North Post Oak Lane, Houston, Texas 77024   Upon arrival, please present this admission ticket and photo identification at the registration desk.   Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.  The material is available at: www.investorvote.com/ABTX    Small steps make an impact.  Help the environment by consenting to receive electronic  delivery, sign up at www.investorvote.com/ABTX    •  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    Allegiance Bancshares, Inc.   +    Notice of 2020 Annual Meeting of Shareholders   Proxy Solicited by Board of Directors for Annual Meeting — April 23, 2020   Steven F. Retzloff and Ramon A. Vitulli, III, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the  undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Allegiance Bancshares, Inc.  to be held on April 23, 2020 or at any postponement or adjournment thereof.   Shares represented by this proxy will be voted as indicated by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR  the election of all nominees for director named herein, FOR the approval of the Charter Amendment and FOR the ratification of the appointment of Crowe LLP  as the independent registered public accounting firm.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.   (Items to be voted appear on reverse side)   Non-Voting Items C  Change of Address — Please print new address below. Comments — Please print your comments below.   +

CONFIDENTIAL ESOP VOTING

INSTRUCTION LETTER

Allegiance Bancshares, Inc. (the “Company”) will hold the annual meeting of its shareholders (the “Meeting”) on April 23, 2020 at 1:30 Central time, at the Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024, at which time three proposals of the Company will be subject to a vote. As a participant in the Post Oak Bancshares, Inc. Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP trustee as to how to vote the shares of Company common stock allocated to your account as of February 28, 2020, the record date for the Meeting.

Charles (“Chris”) Carmouche is the trustee of the ESOP (the “Trustee”). The Trustee will receive the Meeting Participant Directive completed by participants and tabulate the results. This Meeting Participant Directive is being sent to you so that you may convey your individual voting instructions on the following proposals:

1.

To elect four (4) Class II directors to serve on the board of directors of the Company until the Company’s 2023 annual meeting of shareholders, respectively, and until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal;

2.	To approve the amendment to the Allegiance Bancshares, Inc. Certificate of Formation to remove the plurality voting standard for the election of directors; and
3.	To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020.

Please find enclosed a Meeting Participant Directive for the purpose of conveying your voting instructions to the ESOP Trustee on the proposals presented at the Meeting. For your convenience, we have included a courtesy reply envelope addressed to the Trustee for you to return your Meeting Participant Directive. Also enclosed are: (i) the Notice of Meeting of Shareholders, (ii) the Proxy Statement prepared in connection with the Annual Meeting and (iii) an Annual Report on Form 10-K.

All allocated shares of Company common stock in the ESOP will be voted as directed by participants, so long as participant instructions on the Meeting Participant Directive are received by the Trustee on or before April 16, 2020. In order to direct the voting of the shares allocated to your ESOP account, you must provide your voting instructions to the Trustee by mailing in (or sending via interoffice mail, if applicable) your signed and dated Meeting Participant Directive in the courtesy reply envelope provided. Your properly completed Meeting Participant Directive must be received by the Trustee on or before April 16, 2020.

The Trustee will tabulate the results as to the total votes on each proposal and the number of shares for which no vote is received. Your individual vote will be kept confidential by the Trustee.

The Trustee will (i) vote the shares held in the ESOP for which the Trustee has received timely instructions on each proposal specified on the Meeting Participant Directive based on the timely voting instructions he has received from participants, and (ii) vote all shares for which the Trustee has received no timely instructions (including unallocated shares), on each proposal specified on the Meeting Participant Directive in the same proportion as shares for which he has received timely voting instructions, and in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company’s common stock held in the ESOP (including unallocated shares) will be voted FOR, AGAINST/WITHHOLD or ABSTAIN on each proposal. Thus, if you provide timely voting instructions, other than in the case of abstentions, you, in effect, will be voting the shares allocated to your ESOP account and participating in the voting of (i) shares allocated to other ESOP participants’ accounts for which timely voting instructions are not received and (ii) unallocated shares.

Your properly completed Meeting Participant Directive must be received by the Trustee on or before April 16, 2020.

ANNUAL MEETING PARTICIPANT DIRECTIVE FOR

PARTICIPANTS OF THE POST OAK BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN

This directive for participants ("Directive") has been prepared in connection with the solicitation of proxies by Allegiance Bancshares, Inc. (the "Company") of its shareholders. Pursuant to applicable law and under Section 5.3(s) of the Trust Agreement for the Post Oak Bancshares, Inc. Employee Stock Ownership Trust adopted in connection with the Post Oak Bancshares, Inc. Employee Stock Ownership Plan (the "ESOP''), you have the right to direct the Trustee of the ESOP's trust as to how the Trustee should vote the common stock of the Company allocated to your ESOP account with respect to the following proposals (collectively, the "Proposals"):

1.

To elect four (4) Class II directors to serve on the board of directors of the Company until the Company’s 2023 annual meeting of shareholders and until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal;

2.	To approve the amendment to the Allegiance Bancshares, Inc. Certificate of Formation to remove the plurality voting standard for the election of directors; and
3.	To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020.

By signing below, you hereby direct the Trustee to vote on the Proposals with respect to all of the Company common stock held in your ESOP account in accordance with this Directive. To the extent you do not timely and properly direct the Trustee how to vote such stock allocated to your ESOP Account, the Trustee will vote such stock in the same proportion as shares for which it has received timely voting instructions. Notwithstanding the preceding, if the Trustee, in accordance with his independent judgment, determines that your direction would be imprudent or otherwise not for the exclusive purpose of providing benefits to the participants and beneficiaries of the ESOP, then the Trustee is not required to follow such voting direction and will vote such shares in his discretion and in the best interest of the ESOP participants and beneficiaries.

This Annual Meeting Participant Directive must be received by the Company on or before April 16, 2020.

Proposals:  The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 - 3.

1.  Elections of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 – Denise Castillo- Rhodes	☐	☐	02 – Robert Ivany	☐	☐	03 – George Martinez	☐	☐
05 – Janet S. Wong	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve the amendment to the Allegiance Bancshares, Inc. Certificate of Formation to remove the plurality voting standard for the election of directors	☐	☐	☐	3.	To ratify the appointment of Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020	☐	☐	☐

AUTHORIZED SIGNATURE – This section must be completed for your vote to be counted.  Please date and sign below.

Signature: ___________________________________

Printed Name: ________________________________	Employee Name
Date: _______________________________________	Amount of Shares Voted